As filed with the Securities and Exchange Commission on August 11, 2017
Registration No. 333‑

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
________________
Aramark
(Exact name of registrant as specified in its charter)
________________

Delaware	5812	20-8236097
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Aramark Tower
1101 Market Street
Philadelphia, Pennsylvania 19107
(215) 238-3000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
________________
SEE TABLE OF ADDITIONAL REGISTRANTS
________________
Stephen R. Reynolds, Esq.
Executive Vice President, General Counsel and Secretary
Aramark Tower
1101 Market Street
Philadelphia, Pennsylvania 19107
(215) 238-3000
(Name, address, including zip code, and telephone number, including area code, of agent for service)
________________
With a copy to:
Joseph H. Kaufman, Esq.
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017-3954
(212) 455-2000
________________
Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.
If the only securities being registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☒
If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☒		Accelerated filer	☐
Non-accelerated filer	☐	(Do not check if a smaller reporting company)	Smaller reporting company	☐
			Emerging growth company	☐
________________
CALCULATION OF REGISTRATION FEE

Title of each class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price per Security	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock	(1)	(1)	(1)	(2)
Preferred Stock	(1)	(1)	(1)	(2)
Debt Securities(3)	(1)	(1)	(1)	(2)
Guarantees of Debt Securities(3)	(4)	(4)	(4)	(4)
Stock Purchase Contracts	(1)	(1)	(1)	(2)
Warrants(5)	(1)	(1)	(1)	(2)
Units(6)	(1)	(1)	(1)	(2)

(1)
Omitted pursuant to General Instructions II.E. of Form S-3. An indeterminate amount of securities of each identified class are being registered as may from time to time be issued at indeterminate prices.

(2)
In accordance with Rules 456(b) and 457(r) under the Securities Act, the registrants are deferring payment of the registration fee. Registration fees will be paid subsequently on a “pay as you go” basis based on the aggregate offering price of the securities to be offered in one or more offerings to be made hereunder.

(3)
Debt securities may be issued by Aramark and/or any of the registrants named below under “Table of Additional Registrants” and may be issued without guarantees or may be guaranteed by one or more of the registrants named below under “Table of Additional Registrants.”

(4)	No separate consideration will be received for the guarantees. Pursuant to Rule 457(n) under the Securities Act, no registration fee is required with respect to the guarantees.

(5)	The warrants covered by this registration statement may be common stock warrants, preferred stock warrants or debt warrants.

(6)	Any of the securities registered hereunder may be sold separately or as units with other securities registered hereunder.

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified in its Charter (or Other Organizational Document)	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (if none write N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number
1st & Fresh, LLC	Delaware	26-3147608	1101 Market Street, Philadelphia, PA 19107	215-238-3000
American Snack & Beverage, LLC	Florida	65-0099517	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark American Food Services, LLC	Ohio	34-4197320	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Asia Management, LLC	Delaware	20-1697406	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Aviation Services Limited Partnership	Delaware	36-3940986	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Business & Industry, LLC	Delaware	26-3147457	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Business Center, LLC	Delaware	46-3549461	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Business Dining Services of Texas, LLC	Texas	23-2573583	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Business Facilities, LLC	Delaware	26-3674871	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Campus, LLC	Delaware	23-3102688	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Capital Asset Services, LLC	Wisconsin	39-1551693	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Cleanroom Services (Puerto Rico), Inc.	Delaware	20-2644041	115 North First Street, Burbank, CA 91502	215-238-3000
Aramark Cleanroom Services, LLC	Delaware	23-2062167	115 North First Street, Burbank, CA 91502	215-238-3000
Aramark Confection, LLC	Delaware	36-2392940	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Construction and Energy Services, LLC	Delaware	27-3359653	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Construction Services, Inc.	Delaware	27-4284479	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Consumer Discount Company	Pennsylvania	23-2704523	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Correctional Services, LLC	Delaware	23-2778485	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Distribution Services, Inc.	Illinois	36-1164580	115 North First Street, Burbank, CA 91502	215-238-3000
Aramark Educational Group, LLC	Delaware	23-2573586	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Educational Services, LLC	Delaware	23-1354443	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Educational Services of Texas, LLC	Texas	23-1717332	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Educational Services of Vermont, Inc.	Vermont	23-2263511	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Entertainment, LLC	Delaware	11-2145117	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Facility Services, LLC	Delaware	20-8482211	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark FHC Business Services, LLC	Delaware	85-0485361	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark FHC Campus Services, LLC	Delaware	85-0485370	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark FHC Correctional Services, LLC	Delaware	85-0485374	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter (or Other Organizational Document)	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (if none write N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number
Aramark FHC Healthcare Support Services, LLC	Delaware	85-0485377	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark FHC Kansas, Inc.	Kansas	04-3719118	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark FHC Refreshment Services, LLC	Delaware	85-0485381	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark FHC School Support Services, LLC	Delaware	85-0485386	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark FHC Services, LLC	Delaware	16-1653189	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark FHC Sports and Entertainment Services, LLC	Delaware	85-0485389	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark FHC, LLC	Delaware	02-0652458	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Food and Support Services Group, Inc.	Delaware	23-2573585	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Food Service of Texas, LLC	Texas	74-1310443	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Food Service, LLC	Delaware	23-0404985	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark FSM, LLC	Delaware	37-1462108	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Global, Inc.	Delaware	81-3910671	1101 Market Street, Philadelphia, PA 1910	215-238-3000
Aramark Healthcare Support Services, LLC	Delaware	23-1530221	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Healthcare Support Services of the Virgin Islands, Inc.	Delaware	23-2654936	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Healthcare Technologies, LLC	Delaware	33-0694408	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Industrial Services, LLC	Delaware	38-2712298	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Japan, LLC	Delaware	37-1437224	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark International Finance S.à r.l.	Luxembourg	N/A	57, rue des trois cantons, L-3961 Ehlange/Mess, Grand-Duchy of Luxembourg	+352 4512 3709
Aramark Management, LLC	Delaware	26-1597527	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Management Services Limited Partnership	Delaware	36-3797749	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Organizational Services, LLC	Delaware	23-3029013	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Processing, LLC	Delaware	26-2621089	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Rail Services, LLC	Delaware	26-3519724	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark RBI, Inc.	Delaware	23-2732825	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Refreshment Group, Inc.	Delaware	33-1157779	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Refreshment Services, LLC	Delaware	23-1673482	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Refreshment Services of Tampa, LLC	Delaware	26-2829924	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Schools, LLC	Delaware	23-3102689	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Schools Facilities, LLC	Delaware	26-3674561	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter (or Other Organizational Document)	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (if none write N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number
Aramark SCM, Inc.	Delaware	04-3652050	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Services, Inc.	Delaware	95-2051630	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Senior Living Services, LLC	Delaware	20-0648583	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Senior Notes Company, LLC	Delaware	23-2693518	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Services of Kansas, Inc.	Kansas	23-2525399	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Services of Puerto Rico, Inc.	Delaware	66-0231810	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark SM Management Services, Inc.	Delaware	36-3744854	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark SMMS LLC	Delaware	23-3099982	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark SMMS Real Estate LLC	Delaware	23-3099984	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Sports and Entertainment Group, LLC	Delaware	23-2573588	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Sports and Entertainment Services, LLC	Delaware	23-1664232	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Sports and Entertainment Services of Texas, LLC	Texas	23-2573584	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Sports Facilities, LLC	Delaware	20-3808955	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Sports, LLC	Delaware	23-3102690	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Technical Services North Carolina, Inc.	North Carolina	56-0893678	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Togwotee, LLC	Delaware	26-2259208	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Trademark Services, Inc.	Delaware	23-3029011	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark U.S. Offshore Services, LLC	Delaware	23-3020180	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark Uniform & Career Apparel Group, Inc.	Delaware	23-2816365	115 North First Street, Burbank, CA 91502	215-238-3000
Aramark Uniform & Career Apparel, LLC	Delaware	95-3082883	115 North First Street, Burbank, CA 91502	215-238-3000
Aramark Uniform Manufacturing Company	Delaware	23-2449947	115 North First Street, Burbank, CA 91502	215-238-3000
Aramark Uniform Services (Matchpoint) LLC	Delaware	20-5396299	115 North First Street, Burbank, CA 91502	215-238-3000
Aramark Uniform Services (Rochester) LLC	Delaware	75-3102371	115 North First Street, Burbank, CA 91502	215-238-3000
Aramark Uniform Services (Syracuse) LLC	Delaware	61-1437731	115 North First Street, Burbank, CA 91502	215-238-3000
Aramark Uniform Services (Texas) LLC	Delaware	20-4488401	115 North First Street, Burbank, CA 91502	215-238-3000
Aramark Uniform Services (West Adams) LLC	Delaware	20-2038791	115 North First Street, Burbank, CA 91502	215-238-3000
Aramark Venue Services, Inc.	Delaware	23-2986471	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark WTC, LLC	Delaware	45-5145553	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Aramark/HMS, LLC	Delaware	51-0363060	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Brand Coffee Service, Inc.	Texas	74-1875393	1101 Market Street, Philadelphia, PA 19107	215-238-3000

Exact Name of Registrant as Specified in its Charter (or Other Organizational Document)	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number (if none write N/A)	Address, Including Zip Code, of Registrant’s Principal Executive Offices	Phone Number
Canyonlands Rafting Hospitality, LLC	Delaware	81-4264187	1101 Market Street, Philadelphia, PA 19107	215-238-3000
D.G. Maren II, Inc.	Delaware	23-2921096	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Delsac VIII, Inc.	Delaware	23-2449950	115 North First Street, Burbank, CA 91502	215-238-3000
Filterfresh Coffee Service, LLC	Delaware	14-1676557	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Filterfresh Franchise Group, LLC	Delaware	04-3527632	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Fine Host Holdings, LLC	Delaware	42-1567694	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Harrison Conference Associates, LLC	Delaware	11-2516961	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Harrison Conference Services of North Carolina, LLC	North Carolina	11-3092159	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Harry M. Stevens, LLC	Delaware	20-8482129	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Harry M. Stevens Inc. of New Jersey.	New Jersey	13-5589767	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Harry M. Stevens Inc. of Penn	Pennsylvania	13-6097356	1101 Market Street, Philadelphia, PA 19107	215-238-3000
HPSI Purchasing Services LLC	Delaware	81-2717002	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Institutional Processing Services LLC	Delaware	81-2717269	1101 Market Street, Philadelphia, PA 19107	215-238-3000
L&N Uniform Supply, LLC	California	95-2309531	115 North First Street, Burbank, CA 91502	215-238-3000
Lake Tahoe Cruises, LLC	California	94-2599810	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Landy Textile Rental Services, LLC	Delaware	20-8482253	115 North First Street, Burbank, CA 91502	215-238-3000
Lifeworks Restaurant Group, LLC	Delaware	27-2146749	1101 Market Street, Philadelphia, PA 19107	215-238-3000
MyAssistant, Inc.	Pennsylvania	23-3050214	1101 Market Street, Philadelphia, PA 19107	215-238-3000
New Aramark LLC	Delaware	46-1787432	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Old Time Coffee Co.	California	77-0546919	1101 Market Street, Philadelphia, PA 19107	215-238-3000
Overall Laundry Services, Inc.	Washington	91-1138829	115 North First Street, Burbank, CA 91502	215-238-3000
Paradise Hornblower, LLC	California	94-3136374	115 North First Street, Burbank, CA 91502	215-238-3000
Restaura, Inc.	Michigan	38-1206635	115 North First Street, Burbank, CA 91502	215-238-3000
Travel Systems, LLC	Nevada	88-0119879	115 North First Street, Burbank, CA 91502	215-238-3000
Yosemite Hospitality, LLC	Delaware	47-4404057	1101 Market Street, Philadelphia, PA 19107	215-238-3000

PROSPECTUS
COMMON STOCK
PREFERRED STOCK
DEBT SECURITIES
STOCK PURCHASE CONTRACTS
WARRANTS
UNITS
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Aramark and/or one or more selling stockholders may offer and sell shares of our common stock from time to time in amounts, at prices and on terms that will be determined at the time of any such offering.
Aramark may, from time to time, offer and sell shares of our preferred stock in amounts, at prices and on terms that will be determined at the time of any such offering.
Aramark may, from time to time, offer and sell debt securities, which may or may not be guaranteed by one or more of its subsidiaries. Aramark Services, Inc. and/or one or more of the other subsidiaries of Aramark may, from time to time, offer to sell debt securities, which will be guaranteed by Aramark and may or may not be guaranteed by one or more of the other subsidiaries of Aramark.
Aramark may also offer and sell from time to time, in one or more series, stock purchase contracts, warrants to purchase common stock, preferred stock or debt securities and units, comprised of one or more of any of the other securities described in this prospectus, in any combination.
These securities may be sold on a continuous or delayed basis directly to or through agents, dealers or underwriters as designated from time to time, or through a combination of these methods. We reserve the sole right to accept, and we and any agents, dealers and underwriters reserve the right to reject, in whole or in part, any proposed purchase of our securities. If any agents, dealers or underwriters are involved in the sale of any of our securities, the applicable prospectus supplement will set forth any applicable commissions or discounts payable to them. Our net proceeds from the sale of our securities also will be set forth in the applicable prospectus supplement. We also may provide investors with a free writing prospectus that includes this information.
This prospectus describes some of the general terms that may apply to these securities. Each time that we offer any securities using this prospectus, we will provide a prospectus supplement and attach it to this prospectus. The prospectus supplement or a free writing prospectus will contain more specific information about the offering and the securities being offered, including the specific amounts, prices and terms of the securities being offered. The prospectus supplement or free writing prospectus may also add, update or change information contained in this prospectus. This prospectus may not be used to sell securities unless accompanied by a prospectus supplement describing the method and terms of the offering.
Our common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ARMK.” If we decide to list or seek a quotation for any other securities, the prospectus supplement relating to those securities will disclose the exchange or market on which those securities will be listed or quoted.
You should carefully read this prospectus and any applicable prospectus supplement and free writing prospectus, together with any documents we incorporate by reference, before you invest in our securities.
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Investing in our securities involves risks. You should refer to and consider the information included in the section titled “Risk Factors” beginning on page 6 of this prospectus and the risk factors described in any accompanying prospectus supplement or any documents we incorporate by reference.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
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The date of this prospectus is August 11, 2017

You should rely only on the information contained or incorporated by reference in this prospectus, in any accompanying prospectus supplement or in any free writing prospectuses related hereto that we have prepared. We have not authorized anyone to provide you with different information and we take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. You should not assume that the information contained or incorporated by reference in this prospectus and any accompanying prospectus supplement or free writing prospectus is accurate as of any date other than the respective dates thereof. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or the solicitation of an offer to buy any securities other than the registered securities to which they relate, nor do this prospectus and any accompanying prospectus supplement constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement on Form S-3 that we filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), using a “shelf” registration process. Under this shelf registration process, we and/or one or more selling stockholders may, from time to time, offer any of our securities described in this prospectus in one or more offerings. This prospectus provides you with a general description of the securities that we may offer. Each time we offer securities using this prospectus, we will provide a prospectus supplement and attach it to this prospectus and may also provide you with a free writing prospectus. The prospectus supplement and any free writing prospectus will contain more specific information about the offering, including the specific amounts, prices and terms of the securities being offered. The prospectus supplement may also add, update, change or clarify information contained in or incorporated by reference into this prospectus. Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a prospectus supplement. If there is any inconsistency between the information in this prospectus and the information in the prospectus supplement, you should rely on the information in the prospectus supplement.
The rules of the SEC allow us to incorporate by reference information into this prospectus. This means that important information is contained in other documents that are considered to be a part of this prospectus. Additionally, information that we file later with the SEC will automatically update and supersede this information. You should carefully read both this prospectus and the applicable prospectus supplement together with the additional information that is incorporated or deemed incorporated by reference in this prospectus as described under the heading “Incorporation by Reference” and any additional information described under the heading “Where You Can Find More Information” before making an investment in our securities. This prospectus contains summaries of certain provisions contained in some of the documents described herein, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of the documents described herein have been filed, or will be filed or incorporated by reference, as exhibits to the registration statement of which this prospectus is a part. The registration statement, including the exhibits and documents incorporated or deemed incorporated by reference in this prospectus can be read on the SEC website or at the SEC offices mentioned under the heading “Where You Can Find More Information.”
THIS PROSPECTUS MAY NOT BE USED TO SELL ANY SECURITIES UNLESS ACCOMPANIED BY A PROSPECTUS SUPPLEMENT.
Neither the delivery of this prospectus or any applicable prospectus supplement nor any sale made using this prospectus or any applicable prospectus supplement implies that there has been no change in our affairs or that the information contained in, or incorporated by reference in, this prospectus or in any applicable prospectus supplement is correct as of any date after their respective dates. You should not assume that the information contained in, or incorporated by reference in, this prospectus or any applicable prospectus supplement or any free writing prospectus prepared by us is accurate as of any date other than the respective dates thereof. Our business, financial condition, results of operations and prospects may have changed since those dates.
You should rely only on the information contained in or incorporated by reference in this prospectus or a prospectus supplement. We have not authorized anyone to give you different information, and if you are given any information or representation about these matters that is not contained or incorporated by reference in this prospectus or a prospectus supplement, you must not rely on that information. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or the solicitation of an offer to buy any securities other than the registered securities to which they relate, nor do this prospectus and any accompanying prospectus supplement constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
Unless otherwise indicated or the context otherwise requires, references in this prospectus to “we,” “our,” “us,” “the Company” and similar terms refer to Aramark and its subsidiaries and references to “Aramark” refer to Aramark and not any of its subsidiaries.
Presentation Of Financial and Other Information
Our fiscal year ends on the Friday nearest September 30 in each year. In this prospectus, when we refer to our fiscal years, we say “fiscal” and the year number, as in “fiscal 2016,” which refers to our fiscal year ended September 30, 2016. In addition, “client” refers to those businesses and other organizations which engage us to provide services. “Consumers” refers to those consumers of our services, such as employees, students and patrons, to whom our clients provide us access.

Market and Industry Data
The data included in this prospectus or used in documents incorporated by reference into this prospectus regarding sectors, geographies and ranking, including the size of certain sectors and geographies and our position and the position of our competitors within these sectors and geographies, are based on our management’s knowledge and experience in the sectors and geographies in which we operate. We believe these estimates to be accurate as of the date of this prospectus. However, this information may prove to be inaccurate because of the method by which we obtained some of the data for the estimates or because this information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, you should be aware that sector size, ranking and other similar industry data included or incorporated by reference in this prospectus, and estimates and beliefs based on that data, may not be reliable. While we believe internal company research is reliable, such research has not been verified by any independent source.

STATEMENTS REGARDING FORWARD-LOOKING INFORMATION
This prospectus contains and incorporates by reference “forward-looking statements” within the meaning of the federal securities laws that involve risks and uncertainties including forward-looking statements in “Item 1. Business” and “Item 7. Management’s Discussion and Analysis of Financial Conditions and Results of Operations” incorporated by reference in this prospectus from Aramark’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016 and “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference in this prospectus from Aramark’s Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2017, March 31, 2017 and December 30, 2016. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “outlook,” “aim,” “anticipate,” “are confident,” “have confidence,” “estimate,” “expect,” “will be,” “will continue,” “will likely result,” “project,” “intend,” “plan,” “believe,” “see,” “look to” and other words and terms of similar meaning or the negative versions of such words. Forward-looking statements speak only as of the date made. All statements we make relating to our estimated and projected earnings, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments. These forward-looking statements are subject to risks and uncertainties that may change at any time, and, therefore, our actual results may differ materially from those that we expected. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from our expectations (“cautionary statements”) are disclosed under “Risk Factors” and elsewhere in or incorporated by reference in this prospectus, including, without limitation, in conjunction with the forward-looking statements included or incorporated by reference in this prospectus. All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements. Some of the factors that we believe could affect our results include without limitation:

•	unfavorable economic conditions;

•	natural disasters, global calamities, sports strikes and other adverse incidents;

•	the failure to retain current clients, renew existing client contracts and obtain new client contracts;

•	a determination by clients to reduce their outsourcing or use of preferred vendors;

•	competition in our industries;

•	increased operating costs and obstacles to cost recovery due to the pricing and cancellation terms of our food and support services contracts;

•	the inability to achieve cost savings through our cost reduction efforts;

•	our expansion strategy;

•	the failure to maintain food safety throughout our supply chain, food-borne illness concerns and claims of illness or injury;

•	governmental regulations including those relating to food and beverages, the environment, wage and hour and government contracting;

•	liability associated with noncompliance with applicable law or other governmental regulations;

•	new interpretations of or changes in the enforcement of the government regulatory framework;

•	currency risks and other risks associated with international operations, including Foreign Corrupt Practices Act, U.K. Bribery Act and other anti-corruption law compliance;

•	continued or further unionization of our workforce;

•	liability resulting from our participation in multiemployer defined benefit pension plans;

•	risks associated with suppliers from whom our products are sourced;

•	disruptions to our relationship with, or to the business of, our primary distributor;

•	the inability to hire and retain sufficient qualified personnel or increases in labor costs;

•	healthcare reform legislation;

•	the contract intensive nature of our business, which may lead to client disputes;

•	seasonality;

•	disruptions in the availability of our computer systems or privacy breaches;

•	failure to maintain effective internal controls;

•	our leverage;

•	the inability to generate sufficient cash to service all of our indebtedness;

•	debt agreements that limit our flexibility in operating our business; and

•
other factors set forth under the heading “Risk Factors” in this prospectus and under the headings “Item 1A. Risk Factors,” “Item 3. Legal Proceedings” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2016 incorporated by reference herein and “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2017, March 31, 2017 and December 30, 2016 incorporated by reference herein, as such factors may be updated from time to time in the other documents and reports that we file with the SEC that are incorporated or deemed to be incorporated by reference in this prospectus.

We caution you that the foregoing list of important factors may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained or incorporated by reference in this prospectus may not in fact occur. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, changes in our expectations, or otherwise, except as required by law.

OUR COMPANY
We are a leading global provider of food, facilities and uniform services. Our core market is North America (composed of the United States and Canada), which is supplemented by an additional 17-country footprint. We hold the #2 position in North America in food and facilities services as well as uniform services based on total sales in fiscal 2016. Internationally, we hold a top 3 position in food and facilities services based on total sales in fiscal 2016 in most countries in which we have significant operations, and are one of only 3 food and facilities competitors with our combination of scale, scope, and global reach. Through our established brand, broad geographic presence and approximately 266,500 employees, we anchor our business in our partnerships with thousands of education, healthcare, business and sports, leisure & corrections clients. Through these partnerships we serve millions of consumers including students, patients, employees, sports fans and guests worldwide. In fiscal 2016, we generated sales of $14,415.8 million, operating income of $746.3 million and net income of $288.2 million.
We operate our business in three reportable segments that share many of the same operating characteristics: Food and Support Services North America (“FSS North America”), Food and Support Services International (“FSS International”) and Uniform and Career Apparel (“Uniform”). Both FSS North America and Uniform have significant scale and hold the #2 position in North America, while in our FSS International segment we hold a top 3 position in most countries in which we have significant operations based on fiscal 2016 total sales. The following chart shows a breakdown of our sales and operating income by our reportable segments in fiscal 2016:

Reportable Segments:	FSS North America	FSS International	Uniform

FY 2016 Sales(a):	$10,122.3	$2,729.8	$1,563.7
FY 2016 Operating Income(a):	$546.4	$129.1	$195.3
Services:	Food, hospitality and facilities	Food, hospitality and facilities	Rental, sale and maintenance of uniform apparel and other items
Sectors:	Business & industry, sports, leisure & corrections, education and healthcare	Business & industry, sports, leisure & corrections, healthcare and education	Business, public institutions, manufacturing, transportation and service industries
___________________
(a) Dollars in millions. Operating income excludes $124.5 million related to corporate expenses.
Company Information
Aramark is organized under the laws of the State of Delaware.
Our executive offices are located at Aramark Tower, 1101 Market Street, Philadelphia, Pennsylvania 19107. Our telephone number is (215) 238-3000. Our website is www.aramark.com. This internet address is provided for informational purposes only and is not intended to be a hyperlink. Accordingly, no information in this internet address is included or incorporated by reference in this prospectus and no such information should be relied upon in connection with making any investment decision with respect to any securities offered pursuant to this prospectus.

RISK FACTORS
Investing in our securities involves risks. Before you make a decision to purchase any securities offered pursuant to this prospectus, you should carefully read and consider the risks and uncertainties and the risk factors set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2016, which is incorporated by reference into this prospectus, and under the caption “Risk Factors” or any similar caption in the other documents and reports that we file with the SEC after the date of this prospectus that are incorporated or deemed to be incorporated by reference into this prospectus as well as any risks described in any applicable prospectus supplement or free writing prospectus that we provide you in connection with an offering of any securities pursuant to this prospectus. Additionally, the risks and uncertainties discussed in this prospectus or in any document incorporated by reference into this prospectus are not the only risks and uncertainties that we face, and our business, financial condition, liquidity and results of operations and the market price of our securities could be materially adversely affected by other matters that are not known to us or that we currently do not consider to be material.

USE OF PROCEEDS
Except as otherwise set forth in a prospectus supplement, we intend to use the net proceeds from sales of the securities offered pursuant to this prospectus for general corporate purposes, which may include one or more of the following: refunding, repurchasing, retiring upon maturity, redeeming or repaying existing debt; working capital; capital expenditures; repurchases of our capital stock; and strategic investments and acquisitions. We will not receive any proceeds from sales of securities by selling stockholders.

RATIO OF EARNINGS TO FIXED CHARGES
The following table sets forth our historical ratios of earnings to fixed charges for the periods indicated. This information should be read in conjunction with the consolidated financial statements and the accompanying notes appearing in our Annual Report on Form 10-K for the fiscal year ended September 30, 2016 and our Quarterly Report on Form 10-Q for the nine months ended June 30, 2017 incorporated by reference into this prospectus.

	Nine Months Ended	Fiscal Year Ended
	June 30, 2017	September 30, 2016	October 2, 2015	October 3, 2014(2)	September 27, 2013	September 28, 2012
Ratio of earnings to fixed charges(1)	2.3x	2.1x	1.9x	1.5x	1.2x	1.2x

(1)
For the purpose of determining the ratio of earnings to fixed charges, earnings available for fixed charges include pre-tax income from continuing operations plus fixed charges (excluding capitalized interest). Fixed charges consist of interest on all indebtedness (including capitalized interest) plus that portion of operating lease rentals representative of the interest factor (deemed to be one-third of operating lease rentals).

(2)	Fiscal 2014 was a 53 week year.

DESCRIPTION OF CAPITAL STOCK
The following is a description of the material terms of, and is qualified in its entirety by, our amended and restated certificate of incorporation and amended and restated bylaws, which are filed as exhibits to the registration statement of which this prospectus is a part.

Our purpose is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware (the “DGCL”). Our authorized capital stock consists of 600,000,000 shares of common stock, par value $0.01 per share, and 100,000,000 shares of preferred stock, par value $0.01 per share. As of July 28, 2017, 245,105,108 shares of our common stock were issued and outstanding and no shares of our preferred stock was issued and outstanding. As of July 28, 2017, there were 592 holders of record of our common stock. Unless our board of directors determines otherwise, we will issue all shares of our capital stock in uncertificated form.

Common Stock

Holders of shares of our common stock are entitled to one vote for each share held of record on all matters on which stockholders are entitled to vote generally, including the election or removal of directors. The holders of our common stock do not have cumulative voting rights in the election of directors.

Upon our liquidation, dissolution or winding up and after payment in full of all amounts required to be paid to creditors and to the holders of shares of our preferred stock having liquidation preferences, if any, the holders of shares of our common stock will be entitled to receive pro rata our remaining assets available for distribution. Holders of shares of our common stock do not have preemptive, subscription, redemption or conversion rights. Shares of our common stock will not be subject to further calls or assessment by us. There will be no redemption or sinking fund provisions applicable to shares of our common stock. All shares of our common stock that will be outstanding at the time of the completion of the offering will be fully paid and non-assessable. The rights, powers, preferences and privileges of holders of shares of our common stock will be subject to those of the holders of any shares of our preferred stock we may authorize and issue in the future.

Transfer Agent and Registrar

The transfer agent and registrar for shares of our common stock is Computershare Trust Company, N.A.

Listing

Our common stock is listed on the NYSE under the symbol “ARMK.”

Preferred Stock

Our amended and restated certificate of incorporation authorizes our board of directors to establish one or more series of shares of preferred stock (including shares of convertible preferred stock). Unless required by law or by the NYSE, the authorized shares of preferred stock will be available for issuance without further action by you. Our board of directors is able to determine, with respect to any series of shares of preferred stock, the powers (including voting powers), preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, including, without limitation:

•	the designation of the series;

•
the number of shares of the series, which our board of directors may, except where otherwise provided in the preferred stock designation, increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares then outstanding);

•	whether dividends, if any, will be cumulative or non-cumulative and the dividend rate of the series;

•	the dates at which dividends, if any, will be payable;

•	the redemption rights and price or prices, if any, for shares of the series;

•	the terms and amounts of any sinking fund provided for the purchase or redemption of shares of the series;

•	the amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Company;

•
whether the shares of the series will be convertible into shares of any other class or series, or any other security, of the Company or any other corporation, and, if so, the specification of the other class or series or other security, the conversion price or prices or rate or rates, any rate adjustments, the date or dates as of which the shares will be convertible and all other terms and conditions upon which the conversion may be made;

•	restrictions on the issuance of shares of the same series or of any other class or series; and

•	the voting rights, if any, of the holders of the series.

We could issue a series of shares of preferred stock that could, depending on the terms of the series, impede or discourage an acquisition attempt or other transaction that some, or a majority, of the holders of shares of our common stock might believe to be in their best interests or in which the holders of shares of our common stock might receive a premium for your shares of common stock over the market price of the shares of common stock. Additionally, the issuance of shares of preferred stock may adversely affect the holders of shares of our common stock by restricting dividends on the shares of common stock, diluting the voting power of the shares of common stock or subordinating the liquidation rights of the shares of common stock. As a result of these or other factors, the issuance of shares of preferred stock could have an adverse impact on the market price of shares of our common stock.

Dividends

The DGCL permits a corporation to declare and pay dividends out of “surplus” or, if there is no “surplus,” out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors. The capital of the corporation is typically calculated to be (and cannot be less than) the aggregate par value of all issued shares of capital stock. Net assets equals the fair value of the total assets minus total liabilities. The DGCL also provides that dividends may not be paid out of net profits if, after the payment of the dividend, remaining capital would be less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

Declaration and payment of any dividend is subject to the discretion of our board of directors. The time and amount of dividends depends on our financial condition, operations, cash requirements and availability, debt repayment obligations, capital expenditure needs and restrictions in our debt instruments, industry trends, the provisions of Delaware law affecting the payment of distributions to stockholders and any other factors our board of directors may consider relevant.

We currently pay a quarterly cash dividend to holders of our common stock and intend to continue to pay cash dividends on our common stock, subject to our compliance with applicable law, and depending on, among other things, our results of operations, financial condition, level of indebtedness, capital requirements, contractual restrictions, business prospects and other factors that our board of directors may deem relevant. In addition, our ability to pay dividends is limited by covenants in our senior secured credit agreement and our notes indentures. Future agreements may also limit our ability to pay dividends. See “Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities—Dividends” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2016 incorporated by reference herein for restrictions on our ability to pay dividends.

Annual Stockholder Meetings

Our amended and restated certificate of incorporation and our amended and restated bylaws provide that annual stockholder meetings will be held at a date, time and place, if any, as exclusively selected by our board of directors. To the extent permitted under applicable law, we may conduct meetings by remote communications, including by webcast.

Anti-Takeover Effects of Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws and Certain Provisions of Delaware Law

Our amended and restated certificate of incorporation, amended and restated bylaws and the DGCL contain provisions, which are summarized in the following paragraphs, that are intended to enhance the likelihood of continuity and stability in the composition of our board of directors. These provisions are intended to avoid costly takeover battles, reduce our vulnerability to a hostile change of control and enhance the ability of our board of directors to maximize stockholder value in connection with any unsolicited offer to acquire us. However, these provisions may have an anti-takeover effect and may delay, deter or prevent a merger or acquisition of the Company by means of a tender offer, a proxy contest or other takeover attempt that a stockholder might consider in its best interest, including those attempts that might result in a premium over the prevailing market price for the shares of common stock held by stockholders.

Authorized but Unissued Capital Stock

Delaware law does not require stockholder approval for any issuance of authorized shares. However, the listing requirements of the NYSE, which apply so long as our common stock remains listed on the NYSE, require stockholder approval of certain issuances equal to or exceeding 20% of the then outstanding voting power or then outstanding number of shares of common stock. Additional shares that may be used in the future may be used for a variety of corporate purposes, including future public offerings, to raise additional capital or to facilitate acquisitions.

Our board of directors may generally issue preferred shares on terms calculated to discourage, delay or prevent a change of control of the Company or the removal of our management. Moreover, our authorized but unissued shares of preferred stock will be available for future issuances without stockholder approval and could be utilized for a variety of corporate purposes, including future offerings to raise additional capital, to facilitate acquisitions and employee benefit plans.

One of the effects of the existence of unissued and unreserved shares of common stock or preferred stock may be to enable our board of directors to issue shares to persons friendly to current management, which issuance could render more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of our management and possibly deprive our stockholders of opportunities to sell their shares of common stock at prices higher than prevailing market prices.

Delaware Anti-Takeover Statutes

Certain Delaware law provisions may make it more difficult for someone to acquire us through a tender offer, proxy contest or otherwise.

Section 203 of the DGCL, provides that, subject to certain stated exceptions, an “interested stockholder” is any person (other than the corporation and any direct or indirect majority-owned subsidiary) who owns 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the date of determination, and the affiliates and associates of such person. A corporation may not engage in a business combination with any interested stockholder for a period of three years following the time that such stockholder became an interested stockholder unless:

•	prior to such time the board of directors of the corporation approved either the business combination or transaction which resulted in the stockholder becoming an interested stockholder;

•
upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding shares owned by persons who are directors and also officers and employee stock plans in which participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•
at or subsequent to such time, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of 66-2/3% of the outstanding voting stock which is not owned by the interested stockholder.

The effect of these provisions may make a change of control of our business more difficult by delaying, deferring or preventing a tender offer or other takeover attempt that a stockholder might consider in its best interest. This includes attempts that might result in the payment of a premium to stockholders over the market price for their shares. These provisions also may promote the continuity of our management by making it more difficult for a person to remove or change the incumbent members of the board of directors.

Removal of Directors; Vacancies

Our amended and restated certificate of incorporation provides that directors may only be removed by the affirmative vote of holders of at least 75% in voting power of all the then-outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class. In addition, our amended and restated certificate of incorporation also provides that, subject to the rights granted to one or more series of shares of preferred stock then outstanding, any newly created directorship on the board of directors that results from an increase in the number of directors and any vacancy occurring in the board of directors may, unless otherwise required by law or by resolution by the board of directors, only be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director (and not by the stockholders).

No Cumulative Voting

Under Delaware law, the right to vote cumulatively does not exist unless the certificate of incorporation specifically authorizes cumulative voting. Our amended and restated certificate of incorporation does not authorize cumulative voting. Therefore, stockholders holding a majority in voting power of the shares of our stock entitled to vote generally in the election of directors will be able to elect all our directors.

Special Stockholder Meetings

Our amended and restated certificate of incorporation provides that special meetings of our stockholders may be called at any time only by or at the direction of the board of directors or the chairman of the board of directors. Our amended and restated bylaws prohibit the conduct of any business at a special meeting other than as specified in the notice for such meeting. These provisions may have the effect of deferring, delaying or discouraging hostile takeovers, or changes in control or management of the Company.

Requirements for Advance Notification of Director Nominations and Stockholder Proposals

Our amended and restated bylaws establish advance notice procedures with respect to stockholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of the board of directors or a committee of the board of directors. In order for any matter to be “properly brought” before a meeting, a stockholder will have to comply with advance notice requirements and provide us with certain information. Generally, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 90 days nor more than 120 days in advance of the first anniversary of the preceding year’s annual meeting of stockholders. Our amended and restated bylaws also specify requirements as to the form and content of a stockholder’s notice. Our amended and restated bylaws allow the chairman of the meeting at a meeting of the stockholders to adopt rules and regulations for the conduct of meetings which may have the effect of precluding the conduct of certain business at a meeting if the rules and regulations are not followed. These provisions may also defer, delay or discourage a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to influence or obtain control of the Company.

Our amended and restated bylaws contain proxy access provisions that permit, beginning with our 2018 annual meeting of stockholders, subject to certain conditions and exceptions described therein, a stockholder, or a group of up to 20 stockholders, owning 3% or more of the outstanding shares of stock of the Company entitled to vote generally for the election of directors continuously for at least three years, to nominate and include in our proxy materials candidates for election as directors. Such stockholder or group may nominate up to the greater of two nominees and the largest whole number that does not exceed 20% of our board of directors; provided that the stockholder or group and the nominee(s) satisfy the requirements specified in our amended and restated bylaws. To use the proxy access procedure, a proper notice of proxy access nomination must be received at our principal executive offices not less than 90 days nor more than 120 days in advance of the first anniversary of the preceding year’s annual meeting of stockholders. In no event shall any adjournment or postponement of an annual meeting of stockholders, the date of which has been announced by the Company, commence a new time period for the giving of a notice of proxy access nomination as described above.

Stockholder Action by Written Consent

Pursuant to Section 228 of the DGCL, any action required to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding shares of stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of our stock entitled to vote thereon were present and voted, unless our amended and restated certificate of incorporation provides otherwise. Our amended and restated certificate of incorporation precludes stockholder action by written consent.

Supermajority Provisions

Our amended and restated certificate of incorporation and amended and restated bylaws provide that the board of directors is expressly authorized to make, alter, amend, change, add to, rescind or repeal, in whole or in part, our bylaws without a stockholder vote in any matter not inconsistent with the laws of the State of Delaware and our amended and restated certificate of incorporation. Any amendment, alteration, rescission or repeal of our bylaws by our stockholders will require the affirmative vote of the holders of at least 75% in voting power of all the then-outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class.

The DGCL provides generally that the affirmative vote of a majority of the outstanding shares entitled to vote thereon, voting together as a single class, is required to amend a corporation’s certificate of incorporation, unless the certificate of incorporation requires a greater percentage.

Our amended and restated certificate of incorporation provides that the following provisions in our amended and restated certificate of incorporation may be amended, altered, repealed or rescinded only by the affirmative vote of the holders of at least 75% in voting power of all the then-outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class:

•	the provision requiring a 75% supermajority vote for stockholders to amend our amended and restated bylaws;

•	the provisions regarding resignation and removal of directors;

•	the provisions regarding competition and corporate opportunities;

•	the provisions regarding stockholder action by written consent;

•	the provisions regarding calling special meetings of stockholders;

•	the provisions regarding filling vacancies on our board of directors and newly created directorships;

•	the provisions eliminating monetary damages for breaches of fiduciary duty by a director;

•	the provisions related to the Court of Chancery as the exclusive forum for certain types of actions by stockholders; and

•	the amendment provision requiring that the above provisions be amended only with a 75% supermajority vote.

The combination of the lack of cumulative voting and the supermajority voting requirements will make it more difficult for our existing stockholders to replace our board of directors as well as for another party to obtain control of us by replacing our board of directors. Because our board of directors has the power to retain and discharge our officers, these provisions could also make it more difficult for existing stockholders or another party to effect a change in management.

These provisions may have the effect of deterring hostile takeovers or delaying or preventing changes in control of our management or the Company, such as a merger, reorganization or tender offer. These provisions are intended to enhance the likelihood of continued stability in the composition of our board of directors and its policies and to discourage certain types of transactions that may involve an actual or threatened acquisition of the Company. These provisions are designed to reduce our vulnerability to an unsolicited acquisition proposal. These provisions are also intended to discourage certain tactics that may be used in proxy fights. However, such provisions could have the effect of discouraging others from making tender offers for our shares and, as a consequence, they also may inhibit fluctuations in the market price of our shares that could result from actual or rumored takeover attempts.

Dissenters’ Rights of Appraisal and Payment

Under the DGCL, with certain exceptions, our stockholders will have appraisal rights in connection with a merger or consolidation of us. Pursuant to the DGCL, stockholders who properly request and perfect appraisal rights in connection with such merger or consolidation will have the right to receive payment of the fair value of their shares as determined by the Delaware Court of Chancery.

Stockholders’ Derivative Actions

Under the DGCL, any of our stockholders may bring an action in our name to procure a judgment in our favor, also known as a derivative action, provided that the stockholder bringing the action is a holder of shares of our stock at the time of the transaction to which the action relates or such stockholder’s stock thereafter devolved by operation of law.

Exclusive Forum

Our amended and restated certificate of incorporation provides that unless we consent to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any stockholder (including any beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer of the Company to the Company or the Company’s stockholders, creditors or other constituents, (iii) any action asserting a claim against the Company or any director or officer of the Company arising pursuant to any provision of the DGCL or our amended and restated certificate of incorporation or our amended and restated bylaws, or (iv) any action asserting a claim against the Company or any director or officer of the Company governed by the internal affairs doctrine, in each such case subject to said Court of Chancery having subject matter jurisdiction, in certain cases, and having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to the forum provisions in our amended and restated certificate of incorporation. However, the enforceability of similar forum provisions in other companies’ certificates of incorporation has been challenged in legal proceedings, and it is possible that a court could find these types of provisions to be unenforceable.

Conflicts of Interest

Delaware law permits corporations to adopt provisions renouncing any interest or expectancy in certain opportunities that are presented to the corporation or its officers, directors or stockholders. Pursuant to our amended and restated certificate of incorporation, we have, to the maximum extent permitted from time to time by Delaware law, renounced any interest or expectancy that we have in, or right to be offered an opportunity to participate in, specified business opportunities that are from time to time presented to our officers, directors or stockholders or their respective affiliates, other than those officers, directors, stockholders or affiliates who are our or our subsidiaries’ employees. Our amended and restated certificate of incorporation provides that, to the fullest extent permitted by law, none of GS Capital Partners, CCMP Capital Advisors, LLC, J.P. Morgan Partners, LLC, Thomas H. Lee Partners, L.P., Warburg Pincus LLC and Joseph Neubauer, who we refer to as the “Former Controlling Owners,” or any of their affiliates has any duty to refrain from (i) engaging in a corporate opportunity in the same or similar lines of business in which we or our affiliates now engage or propose to engage or (ii) otherwise competing with us or our affiliates. In addition, to the fullest extent permitted by law, in the event that a Former Controlling Owner acquires knowledge of a potential transaction or other business opportunity which may be a corporate opportunity for itself or its affiliates or for us or our affiliates, such person has no duty to communicate or offer such transaction or business opportunity to us or any of our affiliates and they may take any such opportunity for themselves or offer it to another person or entity. Our amended and restated certificate of incorporation does not renounce our interest in any business opportunity that is expressly offered to a director designated by a Former Controlling Owner solely in his or her capacity as a director or officer of the Company.

Limitations on Liability and Indemnification of Officers and Directors

The DGCL authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breaches of directors’ fiduciary duties, subject to certain exceptions. Our amended and restated certificate of incorporation includes a provision that eliminates the personal liability of directors for monetary damages for any breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL. The effect of these provisions is to eliminate the rights of us and our stockholders, through stockholders’ derivative suits on our behalf, to recover monetary damages from a director for breach of fiduciary duty as a director, including breaches resulting from grossly negligent behavior. However, exculpation does not apply to any director if the director has acted in bad faith, knowingly or intentionally violated the law, authorized illegal dividends or redemptions or derived an improper benefit from his or her actions as a director.

Our amended and restated bylaws provide that we must indemnify and advance expenses to our directors and officers to the fullest extent authorized by the DGCL. We also are expressly authorized to carry directors’ and officers’ liability insurance providing indemnification for our directors, officers and certain employees for some liabilities. We believe that these indemnification and advancement provisions and insurance are useful to attract and retain qualified directors and executive officers.

The limitation of liability, indemnification and advancement provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. In addition, your investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

We currently are party to indemnification agreements with certain of our directors and officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

There is currently no pending material litigation or proceeding involving any of our directors or officers for which indemnification is sought.

DESCRIPTION OF DEBT SECURITIES AND GUARANTEES
Please note that in this section entitled “Description of Debt Securities and Guarantees,” references to Aramark refer only to Aramark and not to any of its subsidiaries. The term “issuer” means Aramark, Aramark Services, Inc. and/or one or more of the other subsidiaries of Aramark, depending on which registrant is offering the debt securities, and the term “issuers” is a collective reference to the registrants offering debt securities using this prospectus.
Aramark may issue debt securities. The debt securities will be Aramark’s unsubordinated and, unless otherwise expressly stated in the applicable prospectus supplement, unsecured obligations and may be issued in one or more series. Aramark Services, Inc. and/or one or more of the other subsidiaries of Aramark may also issue debt securities. The debt securities will be such subsidiary’s unsubordinated and, unless otherwise expressly stated in the applicable prospectus supplement, unsecured obligations and may be issued in one or more series. The debt securities of any series of the applicable issuer may have the benefit of guarantees (each, a “Guarantee”) by one or more of the subsidiaries of Aramark (each, a “Subsidiary Guarantor”). In the case of debt securities issued by a subsidiary of Aramark, the debt securities will also be guaranteed by Aramark (collectively with the Subsidiary Guarantors, the “Guarantors”). The Guarantees will be the unsubordinated and, unless otherwise expressly stated in the applicable prospectus supplement, unsecured obligations of the respective Guarantors. If so indicated in the applicable prospectus supplement, the issuers may issue debt securities that are secured by specified collateral or that have the benefit of one or more Guarantees that are secured by specified collateral. Unless otherwise expressly stated or the context otherwise requires, as used in this section, the term “guaranteed debt securities” means any debt securities that, as described in the prospectus supplement relating thereto, are guaranteed by one or more Guarantors pursuant to the applicable indenture (as defined below); the term “secured debt securities” means any debt securities that, as described in the prospectus supplement relating thereto, are secured by collateral; the term “unsecured debt securities” means any debt securities that are not secured debt securities; and the term “debt securities” includes both unsecured debt securities and secured debt securities and both guaranteed and unguaranteed debt securities.
The debt securities issued by Aramark will be issued under one or more indentures, each to be entered into by Aramark, one or more Subsidiary Guarantors, a trustee, registrar, paying agent and transfer agent and/or a collateral agent, as applicable. The debt securities issued by a subsidiary of Aramark will be issued under one or more indentures, each to be entered into by such issuer, Aramark, one or more Subsidiary Guarantors, a trustee, registrar, paying agent and transfer agent and/or a collateral agent, as applicable. The trustee, registrar, paying agent, transfer agent, collateral agent, calculation agent and/or foreign currency agent (collectively, the “agents”), as applicable, shall be named in the applicable prospectus supplement. Unless otherwise expressly stated in the applicable prospectus supplement, the issuers may issue both secured and unsecured debt securities under their respective indentures. Unless otherwise expressly stated or the context otherwise requires, references in this section to the “indenture” and the “trustee” refer to the applicable indenture pursuant to which any particular series of debt securities is issued and to the trustee under that indenture. The terms of any series of debt securities and, if applicable, any Guarantees of the debt securities of such series will be those specified in or pursuant to the applicable indenture and in the certificates evidencing that series of debt securities and those made part of the indenture by the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act of 1939”).
The following summary of selected provisions of the indentures, the debt securities and the Guarantees is not complete, and the summary of selected terms of a particular series of debt securities and, if applicable, the Guarantees of the debt securities of that series included in the applicable prospectus supplement also will not be complete. You should review the form of applicable indenture, the form of any applicable supplemental indenture and the form of certificate evidencing the applicable debt securities, which forms have been or will be filed as exhibits to the registration statement of which this prospectus is a part or as exhibits to documents which have been or will be incorporated by reference in this prospectus. To obtain a copy of the form of indenture, the form of any such supplemental indenture or the form of certificate for any debt securities, see “Where You Can Find More Information” in this prospectus. The following summary and the summary in the applicable prospectus supplement are qualified in their entirety by reference to all of the provisions of the applicable indenture, any supplemental indenture and the certificates evidencing the applicable debt securities, which provisions, including defined terms, are incorporated by reference in this prospectus. Capitalized terms used in this section and not defined have the meanings assigned to those terms in the applicable indenture.
The following description of debt securities describes general terms and provisions of a series of debt securities and, if applicable, the Guarantees of the debt securities of that series to which any prospectus supplement may relate. The debt securities may be issued from time to time in one or more series. The particular terms of each series that is offered by a prospectus supplement, including the issuer of the debt securities, will be described in the applicable prospectus supplement. If any particular terms of the debt securities or, if applicable, any Guarantees of the debt securities of that series or the applicable indenture described in a prospectus supplement differ from any of the terms described in this prospectus, the terms described in the applicable prospectus supplement will supersede the terms described in this prospectus.

General
The indentures provide that the debt securities may be issued without limit as to aggregate principal amount, in one or more series, and in any currency or currency units, in each case as established from time to time in or under the authority granted by a resolution of the applicable board of directors or comparable governing body or set forth in an officers’ certificate pursuant to such resolution or as established in one or more supplemental indentures. All debt securities of one series need not be issued at the same time, and may vary as to interest rate, maturity and other provisions and, unless otherwise provided, a series may be “reopened,” without the consent of the holders of the debt securities of that series, for issuance of additional debt securities of that series ranking equally with debt securities of that series and otherwise similar in all respects except for issue date and issue price. Please read the applicable prospectus supplement relating to the series of debt securities being offered for specific terms including, where applicable:

•	the title of the series of debt securities;

•	any limit on the aggregate principal amount of debt securities of the series and if such series may not be reopened from time to time for the issuance of additional debt securities of such series;

•	the price or prices at which debt securities of the series will be issued;

•	the person to whom any interest on a debt security of the series shall be payable, if other than the person in whose name that debt security is registered on the applicable record date;

•	the date or dates on which the applicable issuer will pay the principal of and premium, if any, on debt securities of the series, or the method or methods, if any, used to determine those dates;

•	the rate or rates, which may be fixed or variable, at which debt securities of the series will bear interest, if any, or the method or methods, if any, used to determine or extend those rates;

•	the basis used to calculate interest, if any, on the debt securities of the series if other than a 360-day year of twelve 30-day months;

•	the date or dates, if any, from which interest on the debt securities of the series will begin to accrue, or the method or methods, if any, used to determine those dates;

•	the dates on which the interest, if any, on the debt securities of the series will be payable and the record dates for the payment of interest;

•
the place or places where amounts due on the debt securities of the series will be payable and where the debt securities of the series may be surrendered for registration of transfer and exchange, if other than the corporate trust office of the applicable trustee;

•	the terms and conditions, if any, upon which the applicable issuer may, at its option, redeem debt securities of the series;

•	the terms and conditions, if any, upon which the applicable issuer will repurchase or repay debt securities of the series at the option of the holders of debt securities of the series;

•	the terms of any sinking fund or analogous provision;

•
if other than U.S. dollars, the currency in which the purchase price for the debt securities of the series will be payable, the currency in which payments on the debt securities of the series will be payable, and the ability, if any, of the applicable issuer or the holders of debt securities of the series to have payments made in any other currency or currencies;

•	any addition to, or modification or deletion of, any covenant or Event of Default (as defined below) with respect to debt securities of the series;

•
whether any debt securities of the series will be issued in temporary or permanent global form (“global debt securities”) and, if so, the identity of the depositary for the global debt securities if other than The Depository Trust Company (“DTC”);

•
if and under what circumstances the applicable issuer will pay additional amounts (“Additional Amounts”) on the debt securities of the series in respect of specified taxes, assessments or other governmental charges and, if so, whether the applicable issuer will have the option to redeem the debt securities of the series rather than pay the Additional Amounts;

•	the extent to which, or the manner in which, any interest payable on a temporary global debt security will be paid, if other than in the manner provided in the indenture;

•	the portion of the principal amount of the debt securities of the series which will be payable upon acceleration if other than the full principal amount;

•	the authorized denominations in which the debt securities of the series will be issued, if other than denominations of $2,000 and any integral multiples of $1,000;

•	the terms, if any, upon which debt securities of the series may be exchangeable for other property;

•	if the amount of payments on the debt securities of the series may be determined with reference to an index, formula or other method or methods and the method used to determine those amounts;

•	whether the debt securities of the series will be guaranteed by any Guarantors and, if so, the names of the Guarantors of the debt securities of the series and a description of the Guarantees;

•
if the debt securities of the series or, if applicable, any Guarantees of those debt securities will be secured by any collateral and, if so, a general description of the collateral and of some of the terms of any related security, pledge or other agreements;

•	any listing of the debt securities on any securities exchange;

•
any other terms of the debt securities of the series and, if applicable, any Guarantees of the debt securities (whether or not such other terms are consistent or inconsistent with any other terms of the indenture); and

•	the appointment of any agents, if other than the applicable trustee.

As used in this prospectus and any prospectus supplement relating to the offering of debt securities of any series, references to the principal of and premium, if any, and interest, if any, on the debt securities of the series include the payment of Additional Amounts, if any, required by the debt securities of the series to be paid in that context.
Debt securities may be issued as original issue discount securities to be sold at a substantial discount below their principal amount. In the event of an acceleration of the maturity of any original issue discount security, the amount payable to the holder upon acceleration will be determined in the manner described in the applicable prospectus supplement. Certain U.S. federal income tax considerations applicable to original issue discount securities will be described in the applicable prospectus supplement.
If the purchase price of any debt securities is payable in a foreign currency or if the principal of, or premium, if any, or interest, if any, on any debt securities is payable in a foreign currency, the specific terms of those debt securities and the applicable foreign currency will be specified in the prospectus supplement relating to those debt securities.
The terms of the debt securities of any series may differ from the terms of the debt securities of any other series, and the terms of particular debt securities within any series may differ from each other. Unless otherwise expressly provided in the prospectus supplement relating to any series of debt securities, the applicable issuer may, without the consent of the holders of the debt securities of any series, reopen an existing series of debt securities and issue additional debt securities of that series.
Unless otherwise described in a prospectus supplement relating to any series of debt securities and except to the limited extent set forth below under “—Merger, Consolidation and Sale of Assets,” the indentures do not contain any provisions that would limit the issuers’ ability or the ability of any of the respective issuer’s subsidiaries to incur indebtedness or other liabilities or that would afford holders of debt securities protection in the event of a business combination, takeover, recapitalization or highly leveraged or similar transaction involving the applicable issuer. Accordingly, an issuer and its subsidiaries, if any, may in the future enter into transactions that could increase the amount of its consolidated indebtedness and other liabilities or otherwise adversely affect its capital structure or credit rating without the consent of the holders of the debt securities of any series.
Registration, Transfer and Payment
Unless otherwise indicated in the applicable prospectus supplement, each series of debt securities will be issued in registered form only, without coupons.
Unless otherwise indicated in the applicable prospectus supplement, registered debt securities will be issued in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.
Unless otherwise indicated in the applicable prospectus supplement, the debt securities will be payable and may be surrendered for registration of transfer or exchange and, if applicable, for conversion into or exchange for other securities or property, at an office or agency maintained by the applicable issuer. However, the applicable issuer, at its option, may make payments of interest on any registered debt security by check mailed to the address of the person entitled to receive that payment or by wire transfer to an account maintained by the payee with a bank located in the United States of America. Unless otherwise indicated in the applicable prospectus supplement, no service charge shall be made for any registration of transfer or exchange, redemption or repayment of debt securities, or for any conversion or exchange of debt securities for other securities or property, but the applicable issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with that transaction.
Unless otherwise indicated in the applicable prospectus supplement, the applicable issuer will not be required to:

•
issue, register the transfer of or exchange debt securities of any series during a period beginning at the opening of business 15 days before the day of any selection of such debt securities for redemption and ending at the close of business on the day of such selection;

•	register the transfer of or exchange any debt security, or portion of any such debt security, selected for redemption, except the unredeemed portion of any debt security being redeemed in part; or

•	register the transfer of or to exchange any debt security between a record date and the next succeeding interest payment date.

Ranking of Debt Securities
The unsecured debt securities of each series of each issuer will be unsecured, unsubordinated obligations of the applicable issuer and will rank on a parity in right of payment with all of such issuer’s other unsecured and unsubordinated indebtedness. The secured debt securities of each series of each issuer will be unsubordinated obligations of the applicable issuer and will rank on a parity in right of payment with all other unsecured and unsubordinated indebtedness of the applicable issuer, except that the secured debt securities of any series will effectively rank senior to unsecured and unsubordinated indebtedness of the applicable issuer in respect of claims against the collateral that is pledged to secure those secured debt securities to the extent of the value of such collateral.
The debt securities will be the exclusive obligations of the applicable issuer. A significant portion of our operations are conducted through subsidiaries. Accordingly, the issuers’ cash flow and ability to service indebtedness, including the debt securities, may depend on the results of operations of its respective subsidiaries, if any, and upon the ability of such subsidiaries to provide cash to such issuer, whether in the form of dividends, loans or otherwise, to pay amounts due on such issuer’s obligations, including the debt securities. Any subsidiaries of each issuer are separate and distinct legal entities and have no obligation, contingent or otherwise, to make payments on the debt securities (except, in the case of any subsidiary that has guaranteed any debt securities, its obligations under its Guarantee of those debt securities for so long as that Guarantee remains in effect) or to make any funds available to such issuer. Certain debt and security agreements entered into by certain of the issuers’ subsidiaries, if any, contain various restrictions, including restrictions on payments and loans by subsidiaries to the applicable issuer and the transfer by the subsidiaries, if any, to the applicable issuer of assets pledged as collateral under such agreements. In addition, dividends, loans or other distributions from subsidiaries to the applicable issuer may be subject to additional contractual and other restrictions, are dependent upon the results of operations of such subsidiaries and are subject to other business considerations.
The unsecured debt securities of the applicable issuer will be effectively subordinated to all of the existing and future secured indebtedness of such issuer to the extent of the value of the collateral securing that indebtedness. Consequently, in the event of a bankruptcy, liquidation, dissolution, reorganization or similar proceeding with respect to the applicable issuer, the holders of such issuer’s secured indebtedness will be entitled to proceed directly against the collateral that secures that secured indebtedness, and such collateral will not be available for satisfaction of any amounts owed by the applicable issuer under its unsecured indebtedness, including the unsecured debt securities, until that secured indebtedness is satisfied in full. Unless otherwise provided in the applicable prospectus supplement, the indentures will not limit the issuers’ ability to incur secured indebtedness.
The unsecured debt securities of the issuers (other than any unsecured debt securities that have been guaranteed by any of such issuer’s subsidiaries for so long as the Guarantees of those debt securities remain in effect) will be effectively subordinated to all existing and future liabilities and preferred equity of the applicable issuer’s subsidiaries, if any. These liabilities may include indebtedness, trade payables, other guarantees, lease obligations, swaps and letter of credit obligations. Therefore, the issuers’ rights and the rights of the issuers’ creditors, including the holders of unsecured debt securities, to participate in the assets of any subsidiary upon that subsidiary’s bankruptcy, liquidation, dissolution, reorganization or similar circumstances will be subject (except in the case of any subsidiary that has guaranteed any unsecured debt securities for so long as its Guarantee of those debt securities remains in effect) to the prior claims of the subsidiary’s creditors, except to the extent that an issuer may itself be a creditor with recognized claims against the subsidiary. However, even if an issuer is a creditor of one or more of its subsidiaries, its claims would still be effectively subordinate to any security interest in, or mortgages or other liens on, the assets of the subsidiary and would be subordinate to any indebtedness of the subsidiary senior to that held by the applicable issuer. Unless otherwise provided in the applicable prospectus supplement, the indentures will not limit the ability of any of the respective issuer’s subsidiaries to incur additional secured or unsecured indebtedness, guarantees or other liabilities.
Guarantees
The debt securities of any series of each issuer may be guaranteed by one or more of Aramark’s subsidiaries and, in the case of debt securities issued by one of Aramark’s subsidiaries, such debt securities will also be guaranteed by Aramark. The Guarantors of any series of guaranteed debt securities of each issuer may differ from the Guarantors of any other series of guaranteed debt securities of such issuer or any other issuer. In the event the issuer issues a series of guaranteed debt securities, the specific Guarantors of the debt securities of that series will be identified in the applicable prospectus supplement and a description of some of the terms of Guarantees of those debt securities will be set forth in the applicable prospectus supplement. Unless otherwise provided in the prospectus supplement relating to a series of guaranteed debt securities, each Guarantor of the debt securities of such series will unconditionally guarantee the due and punctual payment of the principal of, and premium, if any, and interest, if any, on and any other amounts payable with respect to, each debt security of such series and the due and punctual performance of all of the applicable issuer’s other obligations under the applicable indenture with respect to the debt securities of such series, all in accordance with the terms of such debt securities and the applicable indenture.
Notwithstanding the foregoing, unless otherwise provided in the prospectus supplement relating to a series of guaranteed debt securities, the applicable indenture will contain provisions to the effect that the obligations of each Guarantor under its Guarantees and such indenture shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor, result in the obligations of such Guarantor under such Guarantees and such indenture not constituting a fraudulent conveyance or fraudulent transfer under applicable law. However, there can be no assurance that, notwithstanding such limitation, a court would not determine that a Guarantee constituted a fraudulent conveyance or fraudulent transfer under applicable law. If that were to occur, the court could void the applicable Guarantor’s obligations under that Guarantee, subordinate that Guarantee to other debt and other liabilities of that Guarantor or take other action detrimental to holders of the debt securities of the applicable series, including directing the holders to return any payments received from the applicable Guarantor.
The applicable prospectus supplement relating to any series of guaranteed debt securities will specify other terms of the applicable Guarantees, which may include provisions that allow a Guarantor to be released from its obligations under its Guarantee under specified circumstances or that provide for one or more Guarantees to be secured by specified collateral.
Unless otherwise expressly stated in the applicable prospectus supplement relating to a series of guaranteed debt securities, each Guarantee will be the unsubordinated and unsecured obligation of the applicable Guarantor and will rank on a parity in right of payment with all other unsecured and unsubordinated indebtedness and guarantees of such Guarantor. Each

Guarantee (other than a secured Guarantee) will be effectively subordinated to all existing and future secured indebtedness and secured guarantees of the applicable Guarantor to the extent of the value of the collateral securing that indebtedness and those guarantees. Consequently, in the event of a bankruptcy, liquidation, dissolution, reorganization or similar proceeding with respect to any Guarantor that has provided an unsecured Guarantee of any debt securities, the holders of that Guarantor’s secured indebtedness and secured guarantees will be entitled to proceed directly against the collateral that secures that secured indebtedness or those secured guarantees, as the case may be, and such collateral will not be available for satisfaction of any amount owed by such Guarantor under its unsecured indebtedness and unsecured guarantees, including its unsecured Guarantees of any debt securities, until that secured debt and those secured guarantees are satisfied in full. Unless otherwise provided in the applicable prospectus supplement, the indentures will not limit the ability of any Guarantor to incur secured indebtedness or issue secured guarantees.
Unless otherwise expressly stated in the applicable prospectus supplement, each secured Guarantee will be an unsubordinated obligation of the applicable Guarantor and will rank on a parity in right of payment with all other unsecured and unsubordinated indebtedness and guarantees of such Guarantor, except that such secured Guarantee will effectively rank senior to such Guarantor’s unsecured and unsubordinated indebtedness and guarantees in respect of claims against the collateral securing that secured Guarantee.
Book-entry Debt Securities
The debt securities of a series may be issued in whole or in part in the form of one or more global debt securities. Global debt securities will be deposited with, or on behalf of, a depositary which, unless otherwise specified in the applicable prospectus supplement relating to the series, will be DTC. Global debt securities may be issued in either temporary or permanent form. Unless and until it is exchanged in whole or in part for individual certificates evidencing debt securities, a global debt security may not be transferred except as a whole by the depositary to its nominee or by the nominee to the depositary, or by the depositary or its nominee to a successor depositary or to a nominee of the successor depositary.
Unless otherwise specified in the applicable prospectus supplement relating to a series of debt securities, we anticipate that global debt securities will be deposited with, or on behalf of, DTC and that global debt securities will be registered in the name of DTC’s nominee, Cede & Co. All interests in global debt securities deposited with, or on behalf of, DTC will be subject to the operations and procedures of DTC and, in the case of any interests in global debt securities held through Euroclear Bank S.A./N.V. (“Euroclear”) or Clearstream Banking, société anonyme (“Clearstream”), the operations and procedures of Euroclear or Clearstream, as the case may be. Unless otherwise specified in the applicable prospectus supplement relating to a series of debt securities, we also anticipate that the following provisions will apply to the depository arrangements with respect to global debt securities. Additional or differing terms of the depository arrangements may be described in the applicable prospectus supplement.
DTC has advised the issuers that it is:

•	a limited-purpose trust company organized under the New York Banking Law;

•	a “banking organization” within the meaning of the New York Banking Law;

•	a member of the Federal Reserve System;

•	a “clearing corporation” within the meaning of the New York Uniform Commercial Code; and

•	a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934.

DTC holds securities that its participants deposit with DTC. DTC also facilitates the settlement among its participants of securities transactions, including transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants’ accounts, which eliminates the need for physical movement of securities certificates. Direct participants include securities brokers and dealers, banks, trust companies, clearing corporations and other organizations. Access to the DTC system is also available to others, sometimes referred to in this prospectus as indirect participants, that clear transactions through or maintain a custodial relationship with a direct participant either directly or indirectly. Indirect participants include securities brokers and dealers, banks and trust companies. The rules applicable to DTC and its participants are on file with the SEC.

Purchases of debt securities within the DTC system must be made by or through direct participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of the actual purchaser or beneficial owner of a debt security is, in turn, recorded on the direct and indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which they purchased the debt securities. Transfers of ownership interests in debt securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in the debt securities, except under the limited circumstances described below.
To facilitate subsequent transfers, all debt securities deposited by participants with DTC will be registered in the name of DTC’s nominee, Cede & Co. The deposit of debt securities with DTC and their registration in the name of Cede & Co. will not change the beneficial ownership of the debt securities. DTC has no knowledge of the actual beneficial owners of the debt securities. DTC’s records reflect only the identity of the direct participants to whose accounts the debt securities are credited. Those participants may or may not be the beneficial owners. The participants are responsible for keeping account of their holdings on behalf of their customers.
Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants and by direct and indirect participants to beneficial owners will be governed by arrangements among them, subject to any legal requirements in effect from time to time. Redemption notices shall be sent to DTC or its nominee. If less than all of the debt securities of a series are being redeemed, DTC will reduce the amount of the interest of each direct participant in the debt securities under its procedures.
In any case where a vote may be required with respect to the debt securities of any series, neither DTC nor Cede & Co. will give consents for or vote the global debt securities. Under its usual procedures, DTC will mail an omnibus proxy to the issuer after the record date. The omnibus proxy assigns the consenting or voting rights of Cede & Co. to those direct participants to whose accounts the debt securities are credited on the record date identified in a listing attached to the omnibus proxy. Principal and premium, if any, and interest, if any, on the global debt securities will be paid to Cede & Co., as nominee of DTC. DTC’s practice is to credit direct participants’ accounts on the relevant payment date unless DTC has reason to believe that it will not receive payments on the payment date. Payments by direct and indirect participants to beneficial owners will be governed by standing instructions and customary practices, as is the case with securities held for the account of customers in bearer form or registered in “street name.” Those payments will be the responsibility of DTC’s direct and indirect participants and not of DTC, the issuer, any trustee or any underwriters or agents involved in the offering or sale of any debt securities. Payment of principal, premium, if any, and interest, if any, to DTC is the issuer’s responsibility, disbursement of payments to direct participants is the responsibility of DTC, and disbursement of payments to the beneficial owners is the responsibility of direct and indirect participants.
Except under the limited circumstances described below, beneficial owners of interests in a global debt security will not be entitled to have debt securities registered in their names and will not receive physical delivery of debt securities. Accordingly, each beneficial owner must rely on the procedures of DTC to exercise any rights under the debt securities and the indenture.
The laws of some jurisdictions may require that some purchasers of securities take physical delivery of securities in definitive form. These laws may impair the ability to transfer or pledge beneficial interests in global debt securities.
DTC is under no obligation to provide its services as depositary for the debt securities of any series and may discontinue providing its services at any time. Neither the issuer nor any trustee nor any underwriters or agents involved in the offering or sale of any debt securities will have any responsibility for the performance by DTC or its participants or indirect participants under the rules and procedures governing DTC. As noted above, beneficial owners of interests in global debt securities generally will not receive certificates representing their ownership interests in the debt securities. However, if specified in the applicable prospectus supplement, if:

•
DTC notifies the issuer that it is unwilling or unable to continue as a depositary for the global debt securities of any series or if DTC ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended (if so required by applicable law or regulation), and a successor depositary for the debt securities of such series is not appointed within 120 days of the notification to the issuer or of the issuer becoming aware of DTC’s ceasing to be so registered, as the case may be,

•	the issuer determines, in its sole discretion, not to have the debt securities of any series represented by one or more global debt securities, or

•	an Event of Default under the applicable indenture has occurred and is continuing with respect to the debt securities of any series,

the applicable issuer will prepare and deliver certificates for the debt securities of that series in exchange for beneficial interests in the global debt securities of that series. Any beneficial interest in a global debt security that is exchangeable under the circumstances described in the preceding sentence will be exchangeable for debt securities in definitive certificated form registered in the names and in the authorized denominations that the depositary shall direct. It is expected that these directions will be based upon directions received by the depositary from its participants with respect to ownership of beneficial interests in the global debt securities.
Clearstream and Euroclear hold interests on behalf of their participating organizations through customers’ securities accounts in Clearstream, Luxembourg’s and Euroclear’s names on the books of their respective depositaries, which hold those interests in customers’ securities accounts in the depositaries’ names on the books of DTC. At the present time, Citibank, N.A. acts as U.S. depositary for Clearstream, Luxembourg and JPMorgan Chase Bank, N.A. acts as U.S. depositary for Euroclear (the “U.S. Depositaries”).
Clearstream holds securities for its participating organizations (“Clearstream Participants”) and facilitates the clearance and settlement of securities transactions between Clearstream Participants through electronic book-entry changes in accounts of Clearstream Participants, thereby eliminating the need for physical movement of certificates. Clearstream, Luxembourg provides to Clearstream Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing.
Clearstream is registered as a bank in Luxembourg, and as such is subject to regulation by the Commission de Surveillance du Secteur Financier and the Banque Centrale du Luxembourg, which supervise and oversee the activities of Luxembourg banks. Clearstream Participants are financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations, and may include any underwriters or agents involved in the offering or sale of any debt securities or their respective affiliates. Indirect access to Clearstream is available to other institutions that clear through or maintain a custodial relationship with a Clearstream Participant. Clearstream has established an electronic bridge with Euroclear as the operator of the Euroclear System (the “Euroclear Operator”) in Brussels to facilitate settlement of trades between Clearstream and the Euroclear Operator.
Distributions with respect to global debt securities held beneficially through Clearstream will be credited to cash accounts of Clearstream Participants in accordance with its rules and procedures, to the extent received by the U.S. Depositary for Clearstream. Euroclear holds securities and book-entry interests in securities for participating organizations (“Euroclear Participants”) and facilitates the clearance and settlement of securities transactions between Euroclear Participants, and between Euroclear Participants and participants of certain other securities intermediaries through electronic book-entry changes in accounts of such participants or other securities intermediaries. Euroclear provides Euroclear Participants, among other things, with safekeeping, administration, clearance and settlement, securities lending and borrowing, and related services. Euroclear Participants are investment banks, securities brokers and dealers, banks, central banks, supranationals, custodians, investment managers, corporations, trust companies and certain other organizations, and may include any underwriters or agents involved in the offering or sale of any debt securities or their respective affiliates. Non-participants in Euroclear may hold and transfer beneficial interests in a global debt security through accounts with a participant in the Euroclear System or any other securities intermediary that holds a book-entry interest in a global debt security through one or more securities intermediaries standing between such other securities intermediary and Euroclear.
Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System, and applicable Belgian law (collectively, the “Terms and Conditions”). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.
Distributions on interests in global debt securities held beneficially through Euroclear will be credited to the cash accounts of Euroclear Participants in accordance with the Terms and Conditions, to the extent received by the U.S. Depositary for Euroclear.

Transfers between Euroclear Participants and Clearstream Participants will be effected in the ordinary way in accordance with their respective rules and operating procedures.
Cross-market transfers between direct participants in DTC, on the one hand, and Euroclear Participants or Clearstream Participants, on the other hand, will be effected through DTC in accordance with DTC’s rules on behalf of Euroclear or Clearstream, as the case may be, by its U.S. Depositary; however, such cross-market transactions will require delivery of instructions to Euroclear or Clearstream, as the case may be, by the counterparty in such system in accordance with the applicable rules and procedures and within the established deadlines (European time) of such system. Euroclear or Clearstream, as the case may be, will, if the transaction meets its settlement requirements, deliver instructions to its U.S. Depositary to take action to effect final settlement on its behalf by delivering or receiving interests in global debt securities in DTC, and making or receiving payment in accordance with normal procedures for same-day fund settlement applicable to DTC. Euroclear Participants and Clearstream Participants may not deliver instructions directly to their respective U.S. Depositaries.
Due to time zone differences, the securities accounts of a Euroclear Participant or Clearstream Participant purchasing an interest in a global debt security from a direct participant in DTC will be credited, and any such crediting will be reported to the relevant Euroclear Participant or Clearstream Participant, during the securities settlement processing day (which must be a business day for Euroclear or Clearstream) immediately following the settlement date of DTC. Cash received in Euroclear or Clearstream as a result of sales of interests in a global debt security by or through a Euroclear Participant or Clearstream Participant to a direct participant in DTC will be received with value on the settlement date of DTC but will be available in the relevant Euroclear or Clearstream cash account only as of the business day for Euroclear or Clearstream following DTC’s settlement date.
Euroclear and Clearstream are under no obligation to perform or to continue to perform the foregoing procedures and such procedures may be discontinued at any time without notice. Neither the issuer nor any trustee nor any underwriters or agents involved in the offering or sale of any debt securities will have any responsibility for the performance by Euroclear or Clearstream or their respective participants of their respective obligations under the rules and procedures governing their operations.
The information in this section concerning DTC, Euroclear and Clearstream and their book-entry systems has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy of that information.
Redemption and Repurchase
The debt securities of any series may be redeemable at the option of the applicable issuer or may be subject to mandatory redemption by the applicable issuer as required by a sinking fund or otherwise. In addition, the debt securities of any series may be subject to repurchase or repayment by the applicable issuer at the option of the holders. The applicable prospectus supplement will describe the terms, the times and the prices regarding any optional or mandatory redemption by the applicable issuer or any repurchase or repayment at the option of the holders of any series of debt securities.
Secured Debt Securities
The debt securities of any series and the Guarantees, if any, of the debt securities of any series may be secured by collateral. The applicable prospectus supplement will describe any such collateral and the terms of such secured debt securities.
Merger, Consolidation and Sale of Assets
Unless otherwise specified in the applicable prospectus supplement, the indentures provide that the applicable issuer will not consolidate or merge with or into or wind up into (whether or not the issuer is the surviving entity), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the properties or assets of such issuer and its subsidiaries on a consolidated basis, in one or more related transactions, to any Person unless:

•
 either (1) such issuer is the surviving corporation or (2) the Person formed by or surviving any such consolidation or merger (if other than such issuer) or to which such sale, assignment, transfer, lease, conveyance or other disposition will have been made is a corporation organized or existing under the laws of the jurisdiction of organization of the applicable issuer or the laws of the United States, any state thereof, the District of Columbia, or any territory thereof or, solely with respect to any issuer that is organized or existing under the laws of any member state of the European Union or the United Kingdom, any other member state of the European Union or the United Kingdom (such issuer or Person, as the case may be, being herein called the “Successor Company”);

•
the Successor Company, if other than such issuer, shall expressly assume all the obligations of such issuer pursuant to supplemental indentures or other documents or instruments in form reasonably satisfactory to the applicable trustee;

•	immediately after giving effect to the transaction described above, no Default under the applicable indenture exists;

•
with respect to any guaranteed debt securities, each Guarantor, unless it is the other party to the transactions described above, shall have by supplemental indenture confirmed that its Guarantee shall apply to such person’s obligations under the applicable indenture and the debt securities; and

•	the trustee shall have received the officers’ certificate and opinion of counsel called for by the applicable indenture.

In addition, with respect to secured debt securities, unless otherwise specified in the applicable prospectus supplement, the indentures provide that immediately after giving pro forma effect to the transaction described above, (1) the Collateral owned by the Successor Company will continue to constitute Collateral under the applicable indenture and related security documents and (2) to the extent any assets of the Person which is merged or consolidated with or into the Successor Company are assets of the type which would constitute Collateral under the related security documents, the Successor Company will take such action as may be reasonably necessary to cause such property and assets to be made subject to the Lien of the security documents in the manner and to the extent required by the applicable indenture.
In the case of any such merger, consolidation, sale, assignment, transfer, lease, conveyance or other disposition in which the applicable issuer is not the continuing entity and upon execution and delivery by the successor person of the supplemental indenture described above, such Successor Person shall succeed to, and be substituted for, such issuer and may exercise every right and power of the applicable issuer under the applicable indenture with the same effect as if such successor person had been named as such issuer therein, and such issuer shall be automatically released and discharged from all obligations and covenants under the applicable indenture and the debt securities issued under that indenture.
With respect to guaranteed debt securities, unless otherwise specified in the applicable prospectus supplement, the merger, consolidation and transfer of assets provisions described above are equally applicable to each of the Guarantors in its capacity as guarantor of such debt securities.
Notwithstanding the foregoing, any issuer or any Guarantor may merge into or transfer all or part of its properties and assets to any issuer or another Guarantor.
Events of Default
Unless otherwise specified in the applicable prospectus supplement, an “Event of Default” with respect to the debt securities of any series is defined in the applicable indenture as being:

(1)	default in payment when due and payable, upon redemption, acceleration or otherwise, of payments of principal of, or premium or Additional Amounts, if any, on the debt securities;

(2)	default for 30 days or more in the payment when due of interest on or with respect to the debt securities;

(3)	default in the deposit of any sinking fund payment when and as due with respect to any of the debt securities of that series;

(4)
failure by the issuer of the debt securities of that series for 60 days after receipt of written notice given by the applicable trustee or the holders of at least 30% in principal amount of the outstanding debt securities of that series to comply with any of its agreements (other than a default referred to in clauses (1), (2) and (3) above) in the applicable indenture or the debt securities of such series;

(5)
the applicable issuer pursuant to or within the meaning of any Bankruptcy Law: (i) commences proceedings to be adjudicated bankrupt or insolvent; (ii) consents to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under applicable Bankruptcy Law; (iii) consents to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official of it or for all or substantially all of its property; (iv) makes a general assignment for the benefit of its creditors; or (v) generally is not paying its debts as they become due;

(6)
a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (i) is for relief against the issuer in a proceeding in which the issuer is to be adjudicated bankrupt or insolvent; (ii) appoints a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the issuer, or for all or substantially all of the property of the issuer; or (iii) orders the liquidation of the issuer; and the order or decree remains unstayed and in effect for 60 consecutive days;

(7)
if applicable, the Guarantee of any Significant Subsidiary (or any group of subsidiaries that together would constitute a Significant Subsidiary) shall for any reason cease to be in full force and effect or be declared null and void or any responsible officer of any Guarantor that is a Significant Subsidiary (or any group of subsidiaries that together would constitute a Significant Subsidiary), as the case may be, denies that it has any further liability under its Guarantee or gives notice to such effect, other than by reason of the termination of the indenture or the release of any such Guarantee in accordance with the indenture; or

(8)	any other Event of Default established for the debt securities of that series.

No Event of Default with respect to any particular series of debt securities necessarily constitutes an Event of Default with respect to any other series of debt securities. The indentures provide that, within 90 days after the occurrence of any Default with respect to the debt securities of any series, the applicable trustee will mail to all holders of the debt securities of that series notice of that Default. Except in the case of a Default relating to the payment of principal, premium or Additional Amounts, if any, or interest on debt securities of any series, the applicable trustee may withhold from the holders of such debt securities notice of any continuing Default if and so long as a committee of its responsible officers in good faith determines that withholding the notice is in the interests of the holders of such debt securities. The trustee shall not be deemed to know of any Default unless a responsible officer of the trustee has actual knowledge thereof or unless written notice of any event which is such a Default is received by the trustee at the corporate trust office of the trustee.
The indentures provide that if any Event of Default (other than an Event of Default specified in clauses (5) or (6) of the second preceding paragraph with respect to the issuer) occurs and is continuing under such indenture, the trustee or the holders of at least 30% in principal amount of the then total outstanding debt securities issued pursuant to such indenture may declare the principal, premium and Additional Amounts, if any, interest and any other monetary obligations on all the then outstanding debt securities of such series to be due and payable immediately. Upon the effectiveness of such declaration, such principal of, premium and Additional Amounts, if any, and interest on such debt securities shall be due and payable immediately. The trustee shall have no obligation to accelerate the debt securities if in the best judgment of the trustee acceleration is not in the best interests of the holders of the debt securities. Notwithstanding the foregoing, in the case of an Event of Default arising under clauses (5) or (6) of the second preceding paragraph, all outstanding debt securities shall be due and payable immediately without further action or notice. The holders of a majority in aggregate principal amount of the then outstanding debt securities of any series by written notice to the applicable trustee may on behalf of all of the holders of such series, rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal of, interest, Additional Amounts, if any, or premium, if any, that has become due solely because of the acceleration) have been cured or waived.
Subject to the provisions of the Trust Indenture Act of 1939 requiring the trustee, during the continuance of an Event of Default under the applicable indenture, to act with the requisite standard of care, the trustee is under no obligation to exercise any of its rights or powers under the applicable indenture at the request or direction of any of the holders of debt securities of any series unless those holders have offered the trustee indemnity reasonably satisfactory to the trustee against any loss, liability or expense which might be incurred in compliance with such request or direction. Subject to the foregoing, holders of a majority in principal amount of the outstanding debt securities of any series issued under the applicable indenture have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the trustee under the indenture with respect to that series or of exercising any trust or power conferred on such trustee. The indentures require the applicable issuer to deliver to the trustee annually a statement regarding compliance with the applicable indenture.

Unless otherwise specified in the applicable prospectus supplement, no holder of any debt securities of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to the applicable indenture, or for the appointment of a receiver or trustee, or for any other remedy under such indenture, unless:

•	such holder has previously given notice to the trustee of a continuing Event of Default with respect to the debt securities of such series;

•	the holders of at least 30% in principal amount of the total outstanding debt securities of such series shall have requested the trustee to pursue the remedy;

•	holders have offered to the trustee security or indemnity reasonably satisfactory to the trustee against any loss, liability or expense incurred in compliance with such request;

•	the trustee has not complied with such request within 60 days after the receipt thereof and the offer of security or indemnity; and

•	holders of a majority in principal amount of the total outstanding debt securities of such series have not given the trustee a direction inconsistent with such request within such 60-day period.

Notwithstanding any other provision of the indentures, the right of any holder of a debt security to receive payment of principal, premium, if any, Additional Amounts, if any, and interest on the debt security, on or after the respective due dates expressed in the debt security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such holder.

Amendment, Supplement and Waiver
Unless otherwise specified in the applicable prospectus supplement, the indentures permit the applicable issuer, any Guarantors party to such indenture and the trustee, with the consent of the holders of at least majority in principal amount of the outstanding debt securities of each series issued under the applicable indenture and affected by a modification or amendment, to modify or amend any of the provisions of the applicable indenture or of the debt securities of the applicable series or the rights of the holders of the debt securities of that series under the applicable indenture. However, no such modification or amendment shall, among other things:

•
change the stated maturity of the principal of, or installment of interest, if any, on, any debt securities, or reduce the principal amount thereof or the interest thereon or any premium payable upon redemption thereof;

•	change the currency in which the principal of (and premium and Additional Amounts, if any) or interest on such debt securities are denominated or payable;

•
adversely affect the right of repayment or repurchase, if any, at the option of the holder after such obligation arises, or reduce the amount of, or postpone the date fixed for, any payment under any sinking fund or impair the right to institute suit for the enforcement of any payment on or after the stated maturity thereof (or, in the case of redemption, on or after the redemption date);

•
reduce the percentage in principal amount of the outstanding debt securities of any series the consent of whose holders is required for modification or amendment of the indenture or for waiver of compliance with certain provisions of the indenture or certain defaults thereunder and their consequences;

•	modify the provisions that require holder consent to modify or amend the indenture or that permit holders to waive compliance with certain provisions of the indenture or certain defaults;

•
impair the right of any holder to receive payment of principal of, or interest on such holder’s debt securities on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such holder’s debt securities;

•	except as expressly permitted by the indenture, modify the Guarantees of any Significant Subsidiary in any manner adverse to the holders of such debt securities; or

•
change or eliminate any covenant or other provision of the indenture included solely for the benefit of one or more particular series of debt securities, or which modifies the rights of the holders of debt securities of such series with respect to such covenant or other provision, which is deemed not to affect the rights under the indenture of the holders of debt securities of any other series, without in each case obtaining the consent of the holder of each outstanding debt security issued under such indenture affected by the modification or amendment.
Unless otherwise specified in the applicable prospectus supplement, the indentures also contain provisions permitting the applicable issuer, any Guarantors party to such indenture and the trustee, without the consent of the holders of any debt securities issued under the applicable indenture, to modify or amend such indenture, among other things:

•
to evidence the succession of another Person to the applicable issuer or, if applicable, any Guarantor under the applicable indenture and the assumption by such successor of the covenants of the applicable issuer or such Guarantor, as the case may be, in compliance with the requirements set forth in the applicable indenture;

•
to add to the covenants for the benefit of the holders of such debt securities or to surrender any right or power herein conferred upon the applicable issuer or any Guarantor with respect to such debt securities;

•	to add any additional Events of Default;

•	to add an additional issuer under such indenture, to establish the form or terms of the debt securities and/or any Guarantee to be issued pursuant to the indenture;

•
to change or eliminate any of the provisions of the indenture, provided that any such change or elimination shall become effective only when there are no outstanding debt securities of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision and as to which such supplemental indenture would apply;

•	to secure or provide additional security for the debt securities and to provide for the release of any collateral as security for the debt securities in accordance with the terms of the indenture;

•
to supplement any of the provisions of the indenture to such extent necessary to permit or facilitate the defeasance and/or satisfaction and discharge of the debt securities, provided that any such action does not adversely affect the interests of the holders of the debt securities in any material respect;

•
to evidence and provide for the acceptance of appointment hereunder by a successor trustee and to add to or change any of the provisions of the indenture necessary to provide for or facilitate the administration of the trusts by more than one trustee;

•
to cure any ambiguity, omission, defect or inconsistency or to correct or supplement any provision of the indenture which may be defective or inconsistent with any other provision of the indenture or to make any other provisions with respect to matters or questions arising under the indenture;

•
to change any place or places where the principal of, premium and Additional Amounts, if any, and interest, if any, on the debt securities shall be payable, the debt securities may be surrendered for registration or transfer, the debt securities may be surrendered for exchange, and notices and demands upon the applicable issuer may be served;

•	to comply with requirements of the SEC in order to effect or maintain the qualification of the indenture under the Trust Indenture Act of 1939;

•	to comply with the rules of any applicable securities depositary;

•
to conform the text of the indenture, the debt securities or the Guarantees to the description of the debt securities and/or the Guarantees contained in any prospectus, offering memorandum or supplement to such prospectus or offering memorandum related to such debt securities to the extent that such provision in such section was intended to be a verbatim recitation of a provision of the indenture, the debt securities or the Guarantees;

•
to make any amendment to the provisions of the indenture relating to the transfer and legending of debt securities as permitted by the indenture, including, without limitation to facilitate the issuance and administration of the debt securities; provided, however, that (i) compliance with the indenture as so amended would not result in debt securities being transferred in violation of the Securities Act or any applicable securities law and (ii) such amendment does not materially and adversely affect the rights of holders to transfer debt securities;

•	to create and issue additional debt securities of the same series as permitted under the indenture or the applicable prospectus supplement; or

•
to add additional Guarantees or additional Guarantors in respect of all or any securities under the indenture, and to evidence the release and discharge of any Guarantor from its obligations under its Guarantee of any or all securities and its obligations under the indenture in respect of any or all Securities in accordance with the terms of the indenture.

Unless otherwise specified in the applicable prospectus supplement, the holders of a majority in aggregate principal amount of the outstanding debt securities of any series may waive the compliance of the applicable issuer with the provisions described above under “—Merger, Consolidation and Sale of Assets” and certain other provisions of the applicable indenture and, if specified in the prospectus supplement relating to such series of debt securities, any additional covenants applicable to the debt securities of such series. The holders of a majority in aggregate principal amount of the outstanding debt securities of any series may, on behalf of all holders of debt securities of that series, waive any past default under the applicable indenture with respect to debt securities of that series and its consequences, except a continuing default in the payment of the principal of, or premium, if any, Additional Amounts, if any, or interest on debt securities of that series held by a non-consenting holder or a default in respect of a covenant or provision which cannot be modified or amended without the consent of the holder of each outstanding debt security of the affected series.
Discharge, Defeasance and Covenant Defeasance
Unless otherwise provided in the applicable prospectus supplement, the applicable issuer may discharge certain obligations to holders of the debt securities of a series that have not already been delivered to the trustee for cancellation and that either have become due and payable or will become due and payable within one year (or scheduled for redemption within one year) by depositing with the trustee as trust funds in trust cash in U.S. dollars or in such foreign currency in which such debt securities are then specified as payable or U.S. government obligations, or both, in an amount sufficient to pay the entire indebtedness including the principal, premium and Additional Amounts, if any, and interest to the date of such deposit (if the debt securities have become due and payable) or to the maturity thereof or the redemption date of the debt securities of that series, as the case may be.
The indentures provide that the applicable issuer may elect either (1) to defease and be discharged from any and all obligations with respect to the debt securities of a series (except for, among other things, obligations to register the transfer or exchange of the debt securities, to replace temporary or mutilated, destroyed, lost or stolen debt securities, to maintain an office or agency with respect to the debt securities and to hold moneys for payment in trust) (“legal defeasance”) or (2) to be released from its obligations to comply with the restrictive covenants under the indenture, and any omission to comply with such obligations will not constitute a default or an event of default with respect to the debt securities of a series and clauses (4), (5), (6) and (7) under “—Events of Default” will no longer be applied (“covenant defeasance”). Legal defeasance or covenant defeasance, as the case may be, will be conditioned upon, among other things, the irrevocable deposit by the applicable issuer with the trustee, in trust, of an amount in U.S. dollars or in such foreign currency in which such debt securities are then specified as payable at maturity or on the redemption date or U.S. government obligations, or both, applicable to the debt securities of that series which through the scheduled payment of principal and interest in accordance with their terms will provide money in an amount sufficient to pay the principal of, premium and Additional Amounts, if any, and interest on the debt securities on the scheduled due dates therefor.
If the applicable issuer effects covenant defeasance or legal defeasance with respect to the debt securities of any series, the amount in U.S. dollars or the applicable foreign currency or U.S. government obligations, or both, on deposit with the trustee will be sufficient, as confirmed by a letter from a nationally recognized firm of independent public accountants, to pay amounts due on the debt securities of that series at the time of the stated maturity but may not be sufficient to pay amounts due on the debt securities of that series at the time of the acceleration resulting from such event of default. However, such issuer would remain liable to make payment of such amounts due at the time of acceleration.

In the case of covenant defeasance or legal defeasance, the applicable issuer will be required to deliver to the trustee an opinion of counsel that the deposit and related defeasance will not cause the holders of the debt securities of that series to recognize income, gain or loss for U.S. federal income tax purposes. If the applicable issuer elects legal defeasance, that opinion of counsel must be based upon a ruling from the U.S. Internal Revenue Service or a change in law to that effect.
The applicable issuer may exercise the legal defeasance option notwithstanding any prior exercise of the covenant defeasance option.
Definitions
As used in the indentures, unless otherwise specified in the applicable prospectus supplement the following terms have the meanings specified below:
“Bankruptcy Law” means Title 11, U.S. Code or any similar federal, state or foreign law for the relief of debtors.
“Collateral” means, collectively, all of the property and assets that are from time to time subject to the Lien of the security documents including the Liens, if any, required to be granted pursuant to the applicable indenture.
“Default” means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.
“Event of Default” has the meaning set forth under the section “—Events of Default.”
“Lien” means, with respect to any asset, any mortgage, lien (statutory or otherwise), pledge, hypothecation, charge, security interest, preference, priority or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction; provided that in no event shall an operating lease be deemed to constitute a Lien.
“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.
“Significant Subsidiary” means any Subsidiary of the issuer that would be a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such regulation is in effect on the issue date.
“Subsidiary” means, with respect to any Person, (1) any corporation, association, or other business entity (other than a partnership, joint venture, limited liability company or similar entity) of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof, and (2) any partnership, joint venture, limited liability company or similar entity of which (x) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general or limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof whether in the form of membership, general, special or limited partnership or otherwise, and (y) such Person or any subsidiary of such Person is a controlling general partner or otherwise controls such entity.
Governing Law
The indentures and the debt securities (including any Guarantees endorsed on the debt securities, if any) will be governed by, and construed in accordance with, the laws of the State of New York.
Regarding the Trustees
The Trust Indenture Act of 1939 limits the rights of a trustee, if the trustee becomes a creditor of the applicable issuer to obtain payment of claims or to realize on property received by it in respect of those claims, as security or otherwise. Any trustee is permitted to engage in other transactions with the applicable issuer and its subsidiaries, if any, from time to time. However, if a trustee acquires any conflicting interest it must eliminate the conflict within 90 days, apply to the SEC for permission to continue as trustee or resign as trustee.

DESCRIPTION OF STOCK PURCHASE CONTRACTS
We may offer stock purchase contracts either separately or together with other securities offered hereby. The following description of the stock purchase contracts provides certain general terms and provisions of the stock purchase contracts to which any prospectus supplement may relate. The applicable prospectus supplement will describe the specific terms of any stock purchase contracts and, if applicable, any prepaid securities (as defined below), the stock purchase contract and, if applicable, any related pledge or depositary agreement relating to any particular offering of stock purchase contracts. The form of stock purchase contract and, if applicable, the form of any related pledge or depositary agreement relating to any particular offering of stock purchase contracts will be filed with the SEC as an exhibit to the registration statement of which this prospectus is a part or a document that is incorporated or deemed to be incorporated by reference in this prospectus. This summary of some of the terms of the stock purchase contracts and the summary of some of the terms of the particular stock purchase contracts and, if applicable, any related pledge or depositary agreements contained in the applicable prospectus supplement are not complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the particular stock purchase contracts or stock purchase units, as the case may be, and any related pledge or depositary agreement, and you should read those documents for provisions that may be important to you.
Stock purchase contracts may include contracts obligating or entitling holders to purchase from us, and us to sell to holders, a specified number of shares of our common stock at a future date or dates. The consideration per share and the number of shares may be fixed at the time the stock purchase contracts are issued or may be determined by reference to a specific formula in the stock purchase contracts and may be subject to adjustment under anti-dilution or other formulas or provisions. We may issue the stock purchase contracts separately or as a part of stock purchase units consisting of a stock purchase contract and other securities that may be sold by us pursuant to this prospectus, debt obligations of third parties (including U.S. Treasury securities) or any combination of the foregoing, which may secure the holders’ obligations to purchase the common shares under the stock purchase contracts. The stock purchase contracts may require us to make periodic payments to the holders of the stock purchase contracts or stock purchase units, as the case may be, or vice versa. These payments may be unsecured or prefunded on some basis. The stock purchase contracts may require holders to secure their obligations in a specified manner, and in certain circumstances, we may deliver newly issued prepaid stock purchase contracts, which are referred to as “prepaid securities,” upon release to a holder of any collateral securing such holders’ obligations under the original stock purchase contract.

DESCRIPTION OF WARRANTS
The following is a summary of the general terms of warrants we may issue (either separately or together with other securities) and that we may offer and sell. We may issue warrants to purchase common stock, preferred stock or debt securities or any combination of the foregoing. We may issue warrants independently or together with other securities. Warrants sold with other securities may be attached to or separate from the other securities. The warrants are to be issued under warrant agreements (“warrant agreements”) each to be entered into between us and a bank, trust company or other financial institution, as warrant agent, all as described in the prospectus supplement relating to the particular issuance of warrants. The particular terms of any warrants and the related warrant agreement as well as the identity of the warrant agent will be described in the applicable prospectus supplement. The form of warrant agreement, including the form of certificate representing the applicable warrants (“warrant certificate”) that will be entered into with respect to a particular offering of warrants will be filed with the SEC as an exhibit to the registration statement of which this prospectus is a part or a document that is incorporated or deemed to be incorporated by reference in this prospectus. This summary of some of the terms of the warrant agreements and warrants and the summary of some of the terms of the particular warrant agreement and warrants described in the applicable prospectus supplement are not complete and are subject to, and are qualified in their entirety by reference to, all the provisions of the particular warrant agreement and the related warrant certificate, and you should read those documents for provisions that may be important to you. To the extent that any particular terms of any warrants or the related warrant agreement described in a prospectus supplement differ from any of the terms described in this prospectus, then those particular terms described in this prospectus shall be deemed to have been superseded by that prospectus supplement.
General
The applicable prospectus supplement will include some or all of the following terms of the warrants to be offered:

•	the title and aggregate number of the applicable warrants;

•
the designation, number (or amount) and terms of shares of common stock, preferred stock or debt securities, as the case may be, that may be purchased upon exercise of each warrant and the procedures that will result in the adjustment of those numbers;

•
the exercise price, or the manner of determining the price, at which the shares of common stock or preferred stock or the amount of debt securities, as the case may be, may be purchased upon exercise of each warrant;

•	if other than cash, the property and manner in which the exercise price for the warrants may be paid;

•	any minimum or maximum number of warrants that are exercisable at any one time;

•	the dates or periods during which the warrants may be exercised;

•	the terms of any mandatory or optional redemption provisions relating to the warrants;

•	the terms of any right we have to accelerate the exercise of the warrants upon the occurrence of certain events;

•	whether the warrants will be sold with any other securities, and the date, if any, on and after which those warrants and any other securities will be separately transferable; and

•	any other terms of the warrants.
Exercise of Warrants
Each warrant will entitle the holder to purchase such number of shares of common stock or preferred stock or such amount of debt securities, as the case may be, at such exercise price as shall be set forth in, or shall be determinable as set forth in, the applicable prospectus supplement. Warrants may be exercised at the times and in the manner set forth in the applicable prospectus supplement. The applicable prospectus supplement will specify how the exercise price of any warrants is to be paid, which may include payment in cash or by surrender of other warrants issued under the same warrant agreement. Upon receipt of payment of the exercise price and, if required, the certificate representing the warrants being exercised properly completed and duly executed at the office or agency of the applicable warrant agent or at any other office or agency designated for that purpose, we will promptly deliver the securities to be delivered upon such exercise.

No Rights as Holders of Shares
Holders of common stock or preferred stock warrants will not be entitled, by virtue of being such holders, to vote, consent or receive notice as holders of our outstanding shares in respect of any meeting of holders of our shares for the election of our directors or any other matter, or to exercise any other rights whatsoever as holders of our shares, or to receive any dividends or distributions, if any, on our shares.

DESCRIPTION OF UNITS
We may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The unit agreement under which a unit is issued may provide that the securities included in the unit may not be held or transferred separately, at any time or at any time before a specified date. The applicable prospectus supplement will describe:

•	the designation and terms of the units and of the other securities comprising the units, including whether and under what circumstances those securities may be traded separately;

•	the terms of the unit agreement governing the units;

•	any provisions for the issuance, payment, settlement, transfer or exchange of the units or the securities comprising the units;

•	the U.S. federal income tax considerations relevant to the units; and

•	whether the units will be issued in fully registered global form.
This summary of certain general terms of units and any summary description of units in the applicable prospectus supplement do not purport to be complete and are qualified in their entirety by reference to all provisions of the applicable unit agreement and, if applicable, collateral arrangements and depositary arrangements relating to such units. The forms of the unit agreements and other documents relating to a particular issue of units will be filed with the SEC as an exhibit to the registration statement of which this prospectus is a part or a document that is incorporated or deemed to be incorporated by reference in this prospectus each time we issue units, and you should read those documents for provisions that may be important to you.

PLAN OF DISTRIBUTION
We and/or one or more selling stockholders may sell the securities described in this prospectus from time to time in one or more transactions:

•	to purchasers directly;

•	to underwriters for public offering and sale by them;

•	through agents;

•	through dealers; or

•	through a combination of any of the foregoing methods of sale.
We and/or one or more selling stockholders may sell the securities directly to institutional investors or others who may be deemed to be underwriters within the meaning of the Securities Act, with respect to any resale of the securities. A prospectus supplement will describe the terms of any sale of securities we are offering hereunder. Direct sales may be arranged by a securities broker-dealer or other financial intermediary.
The applicable prospectus supplement will name any underwriter involved in a sale of securities. Underwriters may offer and sell securities at a fixed price or prices, which may be changed, or from time to time at market prices or at negotiated prices. Underwriters may be deemed to have received compensation from us from sales of securities in the form of underwriting discounts or commissions and may also receive commissions from purchasers of securities for whom they may act as agent. Underwriters may be involved in any “at the market” offering of securities by or on our behalf.
Underwriters may sell securities to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions (which may be changed from time to time) from the purchasers for whom they may act as agent.
Unless we state otherwise in the applicable prospectus supplement, the obligations of any underwriters to purchase securities will be subject to certain conditions precedent, and the underwriters will be obligated to purchase all the securities if any are purchased.
The applicable prospectus supplement will set forth whether or not underwriters may over-allot or effect transactions that stabilize, maintain or otherwise affect the market price of the securities at levels above those that might otherwise prevail in the open market, including, for example, by entering stabilizing bids, effecting syndicate covering transactions or imposing penalty bids.
We will name any agent involved in a sale of securities, as well as any commissions payable to such agent, in a prospectus supplement. Unless we state otherwise in the applicable prospectus supplement, any such agent will be acting on a reasonable efforts basis for the period of its appointment.
If a dealer is utilized in the sale of the securities being offered pursuant to this prospectus, we will sell the securities to the dealer, as principal. The dealer may then resell the securities to the public at varying prices to be determined by the dealer at the time of resale.
Underwriters, dealers and agents participating in a sale of the securities may be deemed to be underwriters as defined in the Securities Act, and any discounts and commissions received by them and any profit realized by them on resale of the securities may be deemed to be underwriting discounts and commissions, under the Securities Act. We may have agreements with underwriters, dealers and agents to indemnify them against certain civil liabilities, including liabilities under the Securities Act, and to reimburse them for certain expenses.

LEGAL MATTERS
Unless we state otherwise in the applicable prospectus supplement, the validity of any securities that may be offered by this prospectus will be passed upon for us by Simpson Thacher & Bartlett LLP, New York, New York and Stephen R. Reynolds, Executive Vice President, General Counsel and Secretary of Aramark or other counsel who is satisfactory to us.
EXPERTS
The consolidated financial statements and financial statement schedule of Aramark and subsidiaries as of September 30, 2016 and October 2, 2015 and for each of the fiscal years in the three-year period ended September 30, 2016 have been incorporated herein and in the registration statement in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein and upon the authority of said firm as experts in accounting and auditing.
INCORPORATION BY REFERENCE
The rules of the SEC allow us to “incorporate by reference” information into this prospectus. By incorporating by reference, we can disclose important information to you by referring you to another document we have filed separately with the SEC. The information incorporated by reference is considered to be part of this prospectus and information that we file in the future with the SEC will automatically update and supersede, as appropriate, this information. We incorporate by reference the documents listed below and all documents that we file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this prospectus, from their respective filing dates:

•	Our Annual Report on Form 10-K for the fiscal year ended September 30, 2016 that we filed with the SEC on November 23, 2016;

•
Our Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2017 that we filed with the SEC on August 8, 2017, March 31, 2017 that we filed on May 9, 2017 and December 30, 2016 that we filed with the SEC on February 7, 2017;

•	Our Current Report on Form 8-K filed with the SEC on March 29, 2017, March 28, 2017, March 22, 2017, March 20, 2017, March 9, 2017 (two reports) and February 7, 2017; and

•	Form 8-A that we filed with the SEC on December 5, 2013, including any amendments or supplements thereto.
Notwithstanding the foregoing, we are not incorporating by reference information furnished under Items 2.02 and 7.01 of any Current Report on Form 8-K (including any Form 8-K itemized above), including the related exhibits, nor in any documents or other information that is deemed to have been “furnished” to and not “filed” with the SEC.
Any statement contained in a document incorporated by reference in this prospectus shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any other subsequently filed document that also is incorporated by reference in this prospectus modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus or any prospectus supplement.
You may request a copy of any or all of the documents referred to above that have been or may be incorporated by reference into this prospectus (excluding certain exhibits to the documents) at no cost, by writing or calling us at the following address or telephone number:
Aramark
Attn: Investor Relations
1101 Market Street
Philadelphia, PA 19107
(215) 409-7287
You should rely only on the information incorporated by reference or provided in this prospectus. We have not authorized anyone else to provide you with different information.

WHERE YOU CAN FIND MORE INFORMATION
We have filed with the SEC a registration statement on Form S-3 under the Securities Act with respect to the securities covered by this prospectus. This prospectus is a part of the registration statement and does not contain all of the information set forth in the registration statement, portions of which have been omitted as permitted by the rules and regulations of the SEC. For further information about us and the securities covered by this prospectus, you should refer to the registration statement and to its exhibits and schedules. Our descriptions in this prospectus of the provisions of documents filed as exhibits to the registration statement or otherwise filed with the SEC are only summaries of the terms of those documents that we consider material. If you want a complete description of the content of such documents, you should obtain the documents yourself by following the procedures described above.
We will file annual, quarterly and current reports and other information with the SEC. Our filings with the SEC will be available to the public on the SEC’s website at http://www.sec.gov. Those filings will also be available to the public on, or accessible through, our corporate website at http://www.aramark.com. The information contained on our corporate website or any other website that we may maintain is not part of this prospectus, any prospectus supplement or the registration statement of which this prospectus is a part. You may also read and copy, at SEC prescribed rates, any document we file with the SEC, including the registration statement (and its exhibits) of which this prospectus is a part, at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington D.C. 20549. You can call the SEC at 1-800-SEC-0330 to obtain information on the operation of the Public Reference Room.

__________________________
Prospectus
__________________________

August 11, 2017

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 14.        Other Expenses of Issuance and Distribution.
The following table sets forth the costs and expenses payable by the Registrant in connection with the offer and sale of the securities being registered. All amounts are estimates except the registration fee.

SEC registration fee	$ *
FINRA filing fee	**
Blue Sky fees and expenses	**
Printing and engraving expenses	**
Legal fees and expenses	**
Accounting fees and expenses	**
Rating agency fees	**
Trustee’s fees and expenses	**
Miscellaneous	**
Total	**

________________________

*
The Registrant is registering an indeterminate amount of securities under this registration statement and in accordance with Rules 456(b) and 457(r) under the Securities Act, the Registrant is deferring payment of all of the registration fee.

**	The applicable prospectus supplement will set forth the estimated aggregate amount of expenses payable in respect of any offering of securities.
Item 15.        Indemnification of Directors and Officers.
Delaware Registrants
(a) Aramark Services, Inc., Aramark, Aramark Cleanroom Services (Puerto Rico) Inc., Aramark Construction Services, Inc., Aramark Food and Support Services Group, Inc., Aramark Global, Inc., Aramark Healthcare Support Services of the Virgin Islands, Inc., Aramark RBI, Inc., Aramark Refreshment Group, Inc., Aramark SCM, Inc., Aramark Services of Puerto Rico, Inc., Aramark SM Management Services, Inc., Aramark Trademark Services, Inc., Aramark Uniform & Career Apparel Group, Inc., Aramark Uniform Manufacturing Company, Aramark Venue Services, Inc., Delsac VIII, Inc. and D.G. Maren II, Inc. are incorporated under the laws of Delaware.
Section 145 of the Delaware General Corporation Law (the “DGCL”) grants each corporation organized thereunder the power to indemnify any person who is or was a director, officer, employee or agent of a corporation or enterprise against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of being or having been in any such capacity, if the person acted in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.
Section 102(b)(7) of the DGCL enables a corporation in its certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director to the corporation or its stockholders of monetary damages for violations of the directors’ fiduciary duty of care, except (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit.
The certificate of incorporation and amended and restated by-laws of Aramark Services, Inc. and the amended and restated certificate of incorporation and the amended and restated by-laws of Aramark provide that we must indemnify our directors and officers to the fullest extent authorized by the DGCL as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than such law permitted the corporation to provide prior to such amendment). We will also pay expenses incurred in defending any such proceeding in advance of its final disposition upon delivery to us of an undertaking, by or on behalf of an indemnified person, to repay all amounts so advanced if it should be determined ultimately that such person is not entitled to be indemnified.
The indemnification rights set forth above shall not be exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of Aramark Services, Inc.’s certificate of incorporation and amended and restated by-laws, and Aramark’s amended and restated certificate of incorporation and amended and restated by-laws, agreement, vote of stockholders or directors or otherwise.
We maintain insurance to protect ourselves and our directors, officers and representatives against any such expense, liability or loss, whether or not we would have the power to indemnify him against such expense, liability or loss under the DGCL.
(b) 1st & Fresh, LLC, Aramark Asia Management, LLC, Aramark Business & Industry, LLC, Aramark Business Center, LLC, Aramark Business Facilities, LLC, Aramark Campus, LLC, Aramark Cleanroom Services, LLC, Aramark Confection, LLC, Aramark Construction and Energy Services, LLC, Aramark Correctional Services, LLC, Aramark Educational Group, LLC, Aramark Educational Services, LLC, Aramark Entertainment, LLC, Aramark Facility Services, LLC, Aramark FHC Business Services, LLC, Aramark FHC Campus Services, LLC, Aramark FHC Correctional Services, LLC, Aramark FHC Healthcare Support Services, LLC, Aramark FHC Refreshment Services, LLC, Aramark FHC School Support Services, LLC, Aramark FHC Services, LLC, Aramark FHC Sports and Entertainment Services, LLC, Aramark FHC, LLC, Aramark Food Service, LLC, Aramark FSM, LLC, Aramark Healthcare Support Services, LLC, Aramark Healthcare Technologies, LLC, Aramark/HMS, LLC, Aramark Industrial Services, LLC, Aramark Japan, LLC, Aramark Management, LLC, Aramark Organizational Services, LLC, Aramark Processing, LLC, Aramark Rail Services, LLC, Aramark Refreshment Services, LLC, Aramark Refreshment Services of Tampa, LLC, Aramark Schools Facilities, LLC, Aramark Schools, LLC, Aramark Senior Living Services, LLC, Aramark Senior Notes Company, LLC, Aramark SMMS LLC, Aramark SMMS Real Estate LLC, Aramark Sports and Entertainment Group, LLC, Aramark Sports and Entertainment Services, LLC, Aramark Sports, LLC, Aramark Sports Facilities, LLC, Aramark Togwotee, LLC, Aramark U.S. Offshore Services, LLC, Aramark Uniform & Career Apparel, LLC, Aramark Uniform Services (Matchpoint) LLC, Aramark Uniform Services (Texas) LLC, Aramark Uniform Services (Rochester) LLC, Aramark Uniform Services (Syracuse) LLC, Aramark Uniform Services (West Adams) LLC, Aramark WTC, LLC, Canyonlands Rafting Hospitality, LLC, Filterfresh Coffee Service, LLC, Filterfresh Franchise Group, LLC, Fine Host Holdings, LLC, Harrison Conference Associates, LLC, Harry M. Stevens, LLC, HPSI Purchasing Services LLC, Institutional Processing Services LLC, Landy Textile Rental Services LLC, Lifeworks Restaurant Group, LLC, New Aramark LLC and Yosemite Hospitality, LLC are each limited liability companies organized under the laws of Delaware.
Section 18-108 of the Delaware Limited Liability Company Act empowers a Delaware limited liability company to indemnify and hold harmless any member or manager or other person of the limited liability company from and against any and all claims and demands whatsoever.
The limited liability company agreement of Aramark Senior Notes Company, LLC provides that the company shall indemnify the member and any directors, officers, partners, stockholders, controlling persons or employees of the member, each member of its board of managers and any person serving at the request of the company as a director, officer, employee, partner, trustee or independent contractor of another corporation, partnership, limited liability company, joint venture, trust or other enterprise from any liability, loss or damage incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company and from liabilities or obligations of the company imposed on such person by virtue of their position with the company, provided that if the liability arises out of any action or inaction of such person, such person shall have determined in good faith that their conduct was in, or not opposed to, the best interests of the company or such person did not intend their inaction to be harmful or opposed to the best interests of the company and the action or inaction did not constitute fraud, gross negligence or willful misconduct. The company will pay or reimburse reasonable attorneys’ fees as incurred provided that such person undertakes to repay such amounts in the event that a final non-appealable determination by a court of competent jurisdiction that such person was not entitled to indemnification. The company may pay for insurance covering liability of such person for negligence in operation of the company’s affairs.
(c) Aramark Aviation Services Limited Partnership and Aramark Management Services Limited Partnership are each limited partnerships organized under the laws of Delaware.

Section 17-108 of the Delaware Revised Uniform Limited Partnership Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other persons from and against all claims and demands whatsoever.
The Agreement of Limited Partnership of Aramark Management Services Limited Partnership provides that to the fullest extent permitted by law, the partnership shall indemnify any person (the “Person”) who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, by reason of the fact that the Person is or was a general partner or a stockholder, director, officer or employee of a general partner, or is or was serving at the request of a general partner or the partnership as a stockholder, director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such person in connection with such action, suit or proceeding, unless such Person failed to act in good faith and in a manner that such Person actually believed to be in or not opposed to the best interests of the partnership. The indemnification shall continue as to any Person who has ceased to serve in any or all of the foregoing capacities and shall inure to the benefit of the heirs, executors and administrators of any deceased person. The right to this indemnification shall be deemed a contract right and shall include the right to be advanced currently the expenses incurred in connection with any such action, suit or proceeding.
If a claim under the previous paragraph is not paid in full by the partnership within 60 days after a written claim has been received by the partnership, except in the case of a claim for the advancement of expenses incurred in connection with any action, suit or proceeding in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the partnership to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the partnership to recover the advancement of expenses incurred in connection with any action, suit or proceeding, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such a claim. The right to indemnification and the advancement of expenses shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, agreement, act of the limited partners or otherwise.
The partnership may maintain insurance, at its expense, to protect any person against any expense, liability or loss, whether or not the partnership would have the power to indemnify such Person against such expense, liability or loss under the Delaware Act.
The partnership may, to the extent authorized from time to time by the managing general partner, grant rights to indemnification and the advancement of expenses to any employee or agent of the partnership or any affiliate lesser than or coextensive with the rights set forth above in this Section.
In no event may an indemnitee subject a limited partner to personal liability by reason of these indemnification provisions.
An indemnitee shall not be denied indemnification in whole or in part because the indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.
California Registrants
(a) Old Time Coffee Co. is incorporated under the laws of California.
Under Section 317 of the California General Corporation Law (“CGCL”), a corporation has the power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation to procure a judgment in its favor), by reason of the fact that the person is or was an agent of the corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the proceeding, if that person acted in good faith and in a manner the person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of the person was unlawful.
Expenses incurred in defending any proceeding may be advanced by the corporation prior to the final disposition of the proceeding upon receipt of an undertaking by or on behalf of the agent to repay that amount if it shall be determined ultimately that the agent is not entitled to be indemnified as authorized under Section 317.

(b) L&N Uniform Supply, LLC, Lake Tahoe Cruises, LLC and Paradise Hornblower, LLC are each limited liability companies organized under the laws of California.
Under Section 17701.10 of the California Revised Uniform Limited Liability Company Act (the “RULLCA”), the operating agreement of a limited liability company may indemnify or hold harmless any person and may alter or eliminate the indemnification for a member or manager and may eliminate or limit a member or manager’s liability to the limited liability company and members for money damages, except for a breach of the duty of loyalty, a financial benefit received by the member or manager to which the member or manager is not entitled, a member’s liability for excess distributions, intentional infliction of harm on the limited liability company or a member, or an intentional violation of criminal law. Under Section 17704.08 of the RULLCA, a limited liability shall reimburse for any payment made and indemnify for any debt, obligation, or other liability incurred by a member of a member-managed limited liability company or the manager of a manager-managed limited liability company in the course of the member’s or manager’s activities on behalf of the limited liability company, if, in making the payment or incurring the debt, obligation, or other liability, the member or manager complied with the fiduciary duties under the RULLCA. Except as provided under the RULLCA, a limited liability company may reimburse for any payment made and may indemnify for any debt, obligation, or other liability incurred by a person not identified in the preceding sentence, including, without limitation, any officer, employee, or agent of the limited liability company, in the course of that person’s activities on behalf of the limited liability company. A limited liability company may purchase and maintain insurance on behalf of any person against liability asserted against or incurred by that person.
Florida Registrant
(a) American Snack & Beverage, LLC is a limited liability company organized under the laws of Florida.
Section 608.4229 of the Florida Limited Liability Company Act provides that a limited liability company may, and shall have the power to, but shall not be required to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. Notwithstanding that provision, indemnification or advancement of expenses shall not be made to or on behalf of any member, manager, managing member, officer, employee, or agent if a judgment or other final adjudication establishes that the actions, or omissions to act, of such member, manager, managing member, officer, employee, or agent were material to the cause of action so adjudicated and constitute any of the following: (a) a violation of criminal law, unless the member, manager, managing member, officer, employee, or agent had no reasonable cause to believe such conduct was unlawful; (b) a transaction from which the member, manager, managing member, officer, employee, or agent derived an improper personal benefit; (c) in the case of a manager or managing member, a circumstance under which the liability provisions of Section 608-426 are applicable; or (d) willful misconduct or a conscious disregard for the best interests of the limited liability company in a proceeding by or in the right of the limited liability company to procure a judgment in its favor or in a proceeding by or in the right of a member.
Illinois Registrant
(a) Aramark Distribution Services, Inc. is incorporated under the laws of Illinois.
Under Section 8.75 of the Illinois Business Corporation Act of 1983, as amended (the “IBA”), a corporation may indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.
A corporation may indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, provided that no indemnification shall be made with respect to any claim, issue, or matter as to which such person has been adjudged to have been liable to the corporation, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper. Expenses, including attorney’s fees, incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it will be ultimately determined that such person is not entitled to indemnification.
A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of the IBA.
Kansas Registrants
(a) Aramark FHC Kansas, Inc. and Aramark Services of Kansas, Inc. are incorporated under the laws of Kansas.
Section 17-6305 of the Kansas General Corporation Law provides that a corporation may indemnify any person who was or is, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, including attorney fees, if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation; and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.
Section 17-6305 further provides that a corporation similarly may indemnify any such person serving in any such capacity who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor, against expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
Section 17-6305 also provides that to the extent that a present or former director, officer, employee or agent of a corporation has been successful in defense of any action, suit or proceeding referred to above, such person shall be indemnified against expenses actually and reasonably incurred in connection therewith, including attorney fees and that the indemnification and advancement of expenses provided by, or granted pursuant to Section 17-6305 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled.
Michigan Registrant
(a) Restaura, Inc. is incorporated under the laws of Michigan.
Section 450.1561 of Michigan’s Business Corporation Act provides that a corporation has the power to indemnify a person who was or is a party or is threatened to be made a party to a threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal, other than an action by or in the right of the corporation, by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, whether for profit or not, against expenses, including attorneys’ fees, judgments, penalties, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit, or proceeding, if the person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders, and with respect to a criminal action or proceeding, if the person had no reasonable cause to believe his or her conduct was unlawful.

Nevada Registrant
(a) Travel Systems, LLC is a limited liability company organized under the laws of Nevada.
Under Section 86.411 of the Nevada Revised Statutes, a limited liability company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the company, by reason of the fact that the person is or was a manager, member, employee or agent of the company, or is or was serving at the request of the company as a manager, member, employee or agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorney’s fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if such person acted in good faith and in a manner which reasonably believed to be in or not opposed to the best interests of the company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.
Under Section 86.421 of the Nevada Revised Statutes, a limited liability company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that the person is or was a manager, member, employee or agent of the company, or is or was serving at the request of the company as a manager, member, employee or agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by such person in connection with the defense or settlement of the action or suit if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the company. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the company or for amounts paid in settlement to the company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.
To the extent that a manager, member, employee or agent of a limited liability company has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 86.411 or 86.421 of the Nevada Revised Statutes or in defense of any claim, issue or matter therein, the company shall indemnify such person against expenses, including attorney’s fees, actually and reasonably incurred by such person in connection with the defense. Any indemnification under such Sections, unless ordered by a court or advanced pursuant to Section 86.441 of the Nevada Revised Statutes, may be made by the limited liability company only as authorized in the specific case upon a determination that indemnification of the manager, member, employee or agent is proper in the circumstances. The determination must be made (a) by the members or managers as provided in the articles of organization or the operating agreement, (b) if there is no provision in the articles of organization or the operating agreement, by a majority in interest of the members who are not parties to the action, suit or proceeding, (c) if a majority in interest of the members who are not parties to the action, suit or proceeding so order, by independent legal counsel in a written opinion or (d) if members who are not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.
New Jersey Registrant
(a) Harry M. Stevens Inc. of New Jersey. is incorporated under the laws of New Jersey.
Section 14A of the Business Corporation Act (the “BCA”) states that any corporation organized for any purpose under any general or special law of New Jersey shall have the power to indemnify a corporate agent against his expenses and liabilities in connection with any proceeding involving the corporate agent by reason of his being or having been such a corporate agent, other than a proceeding by or in the right of the corporation, if (a) such corporate agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation; and (b) with respect to any criminal proceeding, such corporate agent had no reasonable cause to believe his conduct was unlawful.
North Carolina Registrants
(a) Aramark Technical Services North Carolina, Inc. is incorporated under the laws of North Carolina.
Sections 55-8-50 through 55-8-58 of the North Carolina Business Corporation Act permit a corporation to indemnify its directors, officers, employees or agents under either or both a statutory or nonstatutory scheme of indemnification. Under the statutory scheme, a corporation may, with certain exceptions, indemnify a director, officer, employee or agent of the corporation who was, is, or is threatened to be made, a party to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative, because such person is or was a director, officer, agent or employee of the corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. This indemnity may include the obligation to pay any judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan) and reasonable expenses incurred in connection with a proceeding (including counsel fees), but no such indemnification may be granted unless such director, officer, agent or employee conducted himself in good faith, reasonably believed that his conduct in his official capacity with the corporation was in the best interests of the corporation or that in all other cases his conduct at least was not opposed to the corporation’s best interests, and in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.
A corporation may not indemnify a director, officer, agent or employee under the statutory scheme in connection with a proceeding by or in the right of the corporation in which the director, officer, agent or employee was adjudged liable to the corporation or in connection with a proceeding in which a director, officer, agent or employee was adjudged liable on the basis of having received an improper personal benefit. In addition, Section 55-8-57 of the North Carolina Business Corporation Act permits a corporation to indemnify or agree to indemnify any of its directors, officers, employees or agents against liability and expenses (including counsel fees) in any proceeding (including proceedings brought by or on behalf of the corporation) arising out of their status as such or their activities in any of such capacities; provided, however, that a corporation may not indemnify or agree to indemnify a person against liability or expenses such person may incur on account of activities that were, at the time taken, known or believed by the person to be clearly in conflict with the best interests of the corporation.
Sections 55-8-52 and 55-8-56 of the North Carolina Business Corporation Act require a corporation, unless limited by its articles of incorporation, to indemnify a director or officer who has been wholly successful, on the merits or otherwise, in the defense of any proceeding to which such director or officer was a party because he is or was a director of officer of the corporation against reasonable expenses incurred in connection with the proceeding. Unless a corporation’s articles of incorporation provide otherwise, a director or officer also may apply for and obtain court-ordered indemnification if the court determines that such director or officer is fairly and reasonably entitled to such indemnification as provided in Sections 55-8-54 and 55-8-56. Finally, Section 55-8-57 of the North Carolina Business Corporation Act provides that a corporation may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee or agent of the corporation against liability asserted against or incurred by such persons, whether or not the corporation is otherwise authorized by the North Carolina Business Corporation Act to indemnify such party.
(b) Harrison Conference Services of North Carolina, LLC is a limited liability company organized under the laws of North Carolina.
Section 57D-3-31 of the North Carolina Limited Liability Company Act (the “NCLLCA”) provides that a limited liability company shall indemnify a person who is wholly successful on the merits or otherwise in the defense of any proceeding to which the person was a party because the person is or was a member, manager, or other company official if the person also is or was an interest owner at the time to which the claim relates and was acting within the person’s scope of authority as a manager, member, or other company official against expenses incurred by the person in connection with the proceeding. A North Carolina limited liability company is required to reimburse a person who is or was a member for any payment made and indemnify the person for any obligation, including any judgment, settlement, penalty, fine, or other cost, incurred or borne in the authorized conduct of the business or preservation of the business or property, whether acting in the capacity of a manager, member, or other company official if, in making the payment or incurring the obligation, the person complied with the duties and standards of conduct (i) under Section 57D-3-21 of the NCLLCA, as modified or eliminated by the operating agreement or (ii) otherwise imposed by the NCLLCA or other applicable law.
Ohio Registrant
(a) Aramark American Food Services, LLC is a limited liability company organized under the laws of Ohio.
Section 1705.32 of the Ohio Limited Liability Company Act provides that a limited liability company may indemnify or agree to indemnify any person who was or is a party, or who is threatened to be made a party, to any threatened, pending, or completed civil, criminal, administrative, or investigative action, suit, or proceeding, other than an action by or in right of the company, because he is or was a manager, member, partner, officer, employee, or agent of the company or is or was serving at the request of the company as a manager, director, trustee, officer, employee, or agent of another limited liability company, corporation, partnership, joint venture, trust, or other enterprise. The company may indemnify or agree to indemnify a person in that position against expenses, including attorney’s fees, judgments, fines, and amounts paid in settlement that actually and reasonably were incurred by him in connection with the action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company and, in connection with any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

With respect to a suit by or in the right of the company, indemnity may be provided to the foregoing persons under Section 1705.32 on a basis similar to that set forth above, except that no indemnity may be provided in respect of certain claims, including any claim, issue or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that the Court of Common Pleas or the court in which such action or suit was brought determines, upon application, that despite the adjudication of liability but in view of all the circumstances of the case such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. Moreover, Section 1705.32 provides for mandatory indemnification of a manager, officer, employee or agent of a limited liability company to the extent that such person has been successful in defense of any claim, issue, or matter in an action, suit or proceeding referred to in those divisions, he shall be indemnified against expenses, including attorney’s fees, that were actually and reasonably incurred by him in connection with the action suit and proceeding.
Pennsylvania Registrants
(a) Aramark Consumer Discount Company, Harry M. Stevens Inc. of Penn and MyAssistant, Inc. are each incorporated under the laws of Pennsylvania.
Under Section 1741 of the Pennsylvania Business Corporation Law of 1988 (the “PBCL”), subject to certain limitations, a corporation has the power to indemnify directors, officers and other parties under certain prescribed circumstances against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative, to which any of them is a party or threatened to be made a party by reason of his being a representative of the corporation or serving at the request of the corporation as a representative of another corporation, partnership, joint venture, trust or other enterprise, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.
Under Section 1745 of the PBCL, expenses, including attorneys’ fees, incurred by parties in defending any action may be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the party to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation.
Texas Registrants
(a) Brand Coffee Service, Inc. is incorporated under the laws of Texas.
Section 8.051 of Texas Business Organizations Code states that: (a) An enterprise shall indemnify a governing person, former governing person, or delegate against reasonable expenses actually incurred by the person in connection with a proceeding in which the person is a respondent because the person is or was a governing person or delegate if the person is wholly successful, on the merits or otherwise, in the defense of the proceeding. (b) A court that determines, in a suit for indemnification, that a governing person, former governing person, or delegate is entitled to indemnification under this section shall order indemnification and award to the person the expenses incurred in securing the indemnification.
Section 8.052 states that (a) on application of a governing person, former governing person, or delegate and after notice is provided as required by the court, a court may order an enterprise to indemnify the person to the extent the court determines that the person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances. (b) This section applies without regard to whether the governing person, former governing person, or delegate applying to the court satisfies the requirements of Section 8.101 or has been found liable: (1) to the enterprise; or (2) because the person improperly received a personal benefit, without regard to whether the benefit resulted from an action taken in the person’s official capacity. (c) The indemnification ordered by the court under this section is limited to reasonable expenses if the governing person, former governing person, or delegate is found liable: (1) to the enterprise; or (2) because the person improperly received a personal benefit, without regard to whether the benefit resulted from an action taken in the person’s official capacity.
Section 8.101 states that (a) An enterprise may indemnify a governing person, former governing person, or delegate who was, is, or is threatened to be made a respondent in a proceeding to the extent permitted by Section 8.102 if it is determined in accordance with Section 8.103 that: (1) the person: (A) acted in good faith; (B) reasonably believed: (i) in the case of conduct in the person’s official capacity, that the person’s conduct was in the enterprise’s best interests; and (ii) in any other case, that the person’s conduct was not opposed to the enterprise’s best interests; and (C) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful; (2) with respect to expenses, the amount of expenses other than a judgment is reasonable; and (3) indemnification should be paid. (b) Action taken or omitted by a governing person or delegate with respect to an employee benefit plan in the performance of the person’s duties for a purpose reasonably believed by the person to be in the interest of the participants and beneficiaries of the plan is for a purpose that is not opposed to the best interests of the enterprise. (c) Action taken or omitted by a delegate to another enterprise for a purpose reasonably believed by the delegate to be in the interest of the other enterprise or its owners or members is for a purpose that is not opposed to the best interests of the enterprise. (d) A person does not fail to meet the standard under Subsection (a)(1) solely because of the termination of a proceeding by: (1) judgment; (2) order; (3) settlement; (4) conviction; or (5) a plea of nolo contendere or its equivalent.
Section 8.102 states that (a) Subject to Subsection (b), an enterprise may indemnify a governing person, former governing person, or delegate against: (1) a judgment; and (2) expenses, other than a judgment, that are reasonable and actually incurred by the person in connection with a proceeding. (b) Indemnification under this subchapter of a person who is found liable to the enterprise or is found liable because the person improperly received a personal benefit: (1) is limited to reasonable expenses actually incurred by the person in connection with the proceeding; (2) does not include a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan; and (3) may not be made in relation to a proceeding in which the person has been found liable for: (A) willful or intentional misconduct in the performance of the person’s duty to the enterprise; (B) breach of the person’s duty of loyalty owed to the enterprise; or (C) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the enterprise. (c) A governing person, former governing person, or delegate is considered to have been found liable in relation to a claim, issue, or matter only if the liability is established by an order, including a judgment or decree of a court, and all appeals of the order are exhausted or foreclosed by law.
The articles of association of Brand Coffee Service, Inc. provide that each director and officer of the corporation, and any person who may have served at the request of the corporation as a director or officer of another corporation in which it owns shares or of which it is a creditor, shall be indemnified by the corporation against any costs and expenses, including counsel fees, incurred in connection with the defense of any civil, criminal, administrative or other claim, action, suit or proceeding (whether by or in the right of the corporation or otherwise) in which he may become involved or with which he may be threatened, by reason of his being or having been a director or officer of the corporation, or by reason of his serving or having served at the request of the corporation as a director or officer of another corporation, and against any payments in settlement of any such claim, action, suit or proceeding or in satisfaction of any related judgment, fine or penalty upon receipt by the corporation of an opinion of independent legal counsel, that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and in respect of any criminal action, reasonably believed that his conduct was lawful.
(b) Aramark Business Dining Services of Texas, LLC, Aramark Educational Services of Texas, LLC, Aramark Food Service of Texas, LLC and Aramark Sports and Entertainment Services of Texas, LLC are each limited liability companies organized under the laws of Texas.
Section 101.402 of the Texas Business Organizations Code provides that a Texas limited liability company may (1) indemnify a person; (2) pay in advance or reimburse expenses incurred by a person; and (3) purchase or procure or establish and maintain insurance or another arrangement to indemnify or hold harmless a person. For the purposes of Section 101.402 of the Texas Business Organizations Code, a person includes a member, manager, or officer of a limited liability company or an assignee of a membership interest in the company. In addition, Section 101.401 of the Texas Business Organizations Code provides that the company agreement of a limited liability company may expand or restrict any duties, including fiduciary duties, and related liabilities that a member, manager, officer, or other person has to the company or to a member or manager of the company.
Vermont Registrant
(a) Aramark Educational Services of Vermont, Inc. is incorporated under the laws of Vermont.
Section 8.51 of the Vermont Business Corporation Act (the “VBCA”) permits a corporation to indemnify an individual who is or was a director against reasonable expenses incurred by them in connection with any proceeding to which they may be made a party by reason of their service in that capacity if: (i) the director conducted himself or herself in good faith, (ii) the director reasonably believed that his or her conduct, in an official capacity with the corporation, was in the best interests of the corporation and, in all other cases, the conduct was at least not opposed to its best interests, and (iii) in a proceeding brought by a governmental entity, the director had no reasonable cause to believe his or her conduct was unlawful, and the director is not finally found to have engaged in a reckless or intentional unlawful act.

The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre is not, of itself, determinative that the director did not meet the standard of conduct necessary for indemnification. Notwithstanding the foregoing, a corporation may not indemnify a director if the director was adjudged liable to the corporation in a proceeding by or in the right of a corporation, or on the basis that a personal benefit was improperly received by the director in a proceeding charging improper personal benefit to the director. In addition, Section 8.52 of the VBCA provides that, unless limited in a corporation’s charter, a corporation shall indemnify its directors who are wholly successful, on the merits or otherwise, in the defense of any proceeding to which the directors are parties by reason of their service in those capacities against reasonable expenses incurred in connection with the proceeding.
Washington Registrant
(a) Overall Laundry Services, Inc. incorporated under the laws of Washington.
Sections 23B.08.510 through 23B.08.600 of the Washington Business Corporation Act contain specific provisions relating to the indemnification of directors and officers of Washington corporations.
Section 23B.08.510 provides that a corporation may indemnify an individual made a party to a proceeding because the individual is or was a director against liability incurred in the proceeding if: (a) the individual acted in good faith; and (b) the individual reasonably believed: (i) in the case of conduct in the individual’s official capacity with the corporation, that such conduct was in the corporation’s best interests; and (ii) in all other cases, that such conduct was at least not opposed to the corporation’s best interests; and (c) in the case of any criminal proceeding, the individual had no reasonable cause to believe that such conduct was unlawful. A director’s conduct with respect to an employee benefit plan for a purpose such director reasonably believed to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of conduct that was not opposed to the best interests of the corporation.
Under Section 23B.08.510 a corporation may not indemnify a director in connection with a proceeding by or in right of the corporation in which the director was adjudged liable to the corporation or in connection with any other proceeding charging improper personal benefit to the director, whether or not involving action it the director’s official capacity, in which the director was adjudged liable on the basis that personal benefit was improperly received by the director.
Section 23B.08.520 provides that unless limited by its articles of incorporation, a corporation shall indemnify a director who was wholly successful, on the merits or otherwise, in defense of any proceeding to which the director was a party because of being a director of the corporation against reasonable expenses incurred by the director in connection with the proceeding. Section 23B.08.540 provides for court ordered indemnification in certain circumstances listed in the statute and Section 23B.08.570 provides that unless the articles of incorporation of a corporation provides otherwise an officer of a corporation who is not a director is entitled to mandatory indemnification under Section 23B.08.520 and is entitled to apply for court ordered indemnification under Section 23B.08.540 in each case to the same extent as a director.
The articles of incorporation of Overall Laundry Services, Inc. provides that in furtherance of and not in limitation of the general powers conferred by the State Laws of Washington, the corporation shall also have the power to indemnify directors, trustees, officers, employees or agents of the corporation in any manner and with respect to any matter now or hereafter permitted by statute.
Wisconsin Registrant
(a) Aramark Capital Asset Services, LLC is a limited liability company organized under the laws of the state of Wisconsin.
Section 183.0106(2) of the Wisconsin Limited Liability Company Act permits a limited liability company to indemnify a member, manager, employee, officer or agent or any other person. Section 183.0403(2) provides that a company shall indemnify or allow reasonable expenses to and pay liabilities of each member and, if management of the limited liability company is vested in one or more managers, of each manager, incurred with respect to a proceeding if that member or manager was a party to the proceeding in the capacity of a member or manager.

Luxembourg Registrant
(a) Aramark International Finance S.à r.l. is a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg.
Luxembourg company law does not provide for general provisions regarding indemnification of managers. The rules regarding this matter are provided by doctrine and case law.
As discussed above, the amended and restated certificate of incorporation and the amended and restated by-laws of Aramark provide that we must indemnify our directors and officers to the fullest extent authorized by the DGCL, including with respect to any action, suit or proceeding involving a director or officer by reason of the fact that such director or officer is serving at our request as a director, officer, employee, agent or trustee of another corporation, including serving as a manager of Aramark International Finance S.à r.l. In addition, we have agreed to indemnify the other managers of Aramark International Finance S.à r.l. for all costs, charges or other claims which may result from their actions while serving in their capacity as a manager, except in the case of such person’s willful misconduct or gross negligence.

Item 16.        Exhibits.
See the Exhibit Index immediately following the signature page hereto, which is incorporated by reference as if fully set forth herein.
Item 17.        Undertakings.
A. Each undersigned registrant hereby undertakes:
1. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;
(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
provided, however, that paragraphs (i), (ii) and (iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Securities and Exchange Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.
2. That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
4. That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed by the registrants pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.
5. That, for the purpose of determining liability of the registrants under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, each undersigned registrant undertakes that in a primary offering of securities of the undersigned registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will be sellers to the purchaser and will be considered to offer or sell such securities to such purchaser:
(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;
(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;
(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and
(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.
B. Each undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of such registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
C. The undersigned registrants hereby undertake to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by the underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters is to be made on terms differing from those set forth on the cover page of the prospectus, a post-effective amendment will be filed to set forth the terms of such offering.
D. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of each registrant pursuant to the foregoing provisions, or otherwise, each registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK

By:	/s/ Stephen P. Bramlage, Jr.
Name:	Stephen P. Bramlage, Jr.
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo, Jr., and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement and power of attorney has been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Eric J. Foss	Chairman, President and Chief Executive Officer (Principal Executive Officer)
Eric J. Foss

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
Stephen P. Bramlage, Jr.

/s/ Brian P. Pressler	Senior Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)
Brian P. Pressler

/s/ Pierre-Olivier Beckers-Vieujant	Director
Pierre-Olivier Beckers-Vieujant

/s/ Lisa G. Bisaccia	Director
Lisa G. Bisaccia

/s/ Richard Dreiling	Director
Richard Dreiling

/s/ Irene M. Esteves	Director
Irene M. Esteves

/s/ Daniel J. Heinrich	Director
Daniel J. Heinrich

/s/ Sanjeev K. Mehra	Director
Sanjeev K. Mehra

/s/ Patricia Morrison	Director
Patricia Morrison

/s/ John A. Quelch	Director
John A. Quelch

/s/ Stephen I. Sadove	Director
Stephen I. Sadove

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

1ST & FRESH, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Frank Kiely	President (Principal Executive Officer)
Frank Kiely

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

AMERICAN SNACK & BEVERAGE, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ James Frost	President (Principal Executive Officer)
James Frost

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Refreshment Group, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK AMERICAN FOOD SERVICES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK ASIA MANAGEMENT, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Brian P. Pressler	President and Assistant Treasurer (Principal Executive Officer and Principal Accounting Officer)
Brian P. Pressler

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK AVIATION SERVICES LIMITED PARTNERSHIP By: ARAMARK SMMS LLC, its General Partner By: ARAMARK SERVICES, INC., its Sole Member

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ James J. Tarangelo	Treasurer of Aramark Services, Inc., the Sole Member of Aramark SMMS LLC, the General Partner
James J. Tarangelo

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK BUSINESS & INDUSTRY, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Frank Kiely	President (Principal Executive Officer)
Frank Kiely

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK BUSINESS CENTER, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ James J. Tarangelo	Treasurer (Principal Executive Officer and Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK BUSINESS DINING SERVICES OF TEXAS, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Frank Kiely	President (Principal Executive Officer)
Frank Kiely

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK BUSINESS FACILITIES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	President (Principal Executive Officer) and Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the Sole Member
Stephen P. Bramlage, Jr.

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK CAMPUS, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	President (Principal Executive Officer) and Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member
Stephen P. Bramlage, Jr.

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK CAPITAL ASSET SERVICES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Kristi McDermott	President (Principal Executive Officer)
Kristi McDermott

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK CLEANROOM SERVICES (PUERTO RICO), INC.

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

/s/ Stephen P. Bramlage, Jr.	Director
Stephen P. Bramlage, Jr.

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK CLEANROOM SERVICES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Uniform & Career Apparel Group, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK CONFECTION, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK CONSTRUCTION AND ENERGY SERVICES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Christopher Stemen	President (Principal Executive Officer)
Christopher Stemen

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK CONSTRUCTION SERVICES, INC.

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Jeffrey Gilliam	President (Principal Executive Officer)
Jeffrey Gilliam

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

/s/ Stephen P. Bramlage, Jr.	Director
Stephen P. Bramlage, Jr.

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK CONSUMER DISCOUNT COMPANY

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	President (Principal Executive Officer) and Director
Stephen P. Bramlage, Jr.

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK CORRECTIONAL SERVICES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ John Hanner	President (Principal Executive Officer)
John Hanner

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK DISTRIBUTION SERVICES, INC.

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

/s/ Stephen P. Bramlage, Jr.	Director
Stephen P. Bramlage, Jr.

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK EDUCATIONAL GROUP, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Pat Boggs	President (Principal Executive Officer)
Pat Boggs

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK EDUCATIONAL SERVICES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Pat Boggs	President (Principal Executive Officer)
Pat Boggs

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK EDUCATIONAL SERVICES OF TEXAS, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Pat Boggs	President (Principal Executive Officer)
Pat Boggs

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK EDUCATIONAL SERVICES OF VERMONT, INC.

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Pat Boggs	President (Principal Executive Officer)
Pat Boggs

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

/s/ Stephen P. Bramlage, Jr.	Director
Stephen P. Bramlage, Jr.

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK ENTERTAINMENT, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK FACILITY SERVICES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Jeffrey Gilliam	President (Principal Executive Officer)
Jeffrey Gilliam

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK FHC BUSINESS SERVICES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Frank Kiely	President (Principal Executive Officer)
Frank Kiely

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK FHC CAMPUS SERVICES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Pat Boggs	President (Principal Executive Officer)
Pat Boggs

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK FHC CORRECTIONAL SERVICES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ John Hanner	President (Principal Executive Officer)
John Hanner

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK FHC HEALTHCARE SUPPORT SERVICES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Quenten Charles Wentworth	President (Principal Executive Officer)
Quenten Charles Wentworth

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK FHC KANSAS, INC.

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

/s/ Stephen P. Bramlage, Jr.	Director
Stephen P. Bramlage, Jr.

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK FHC REFRESHMENT SERVICES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ James Frost	President (Principal Executive Officer)
James Frost

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK FHC SCHOOL SUPPORT SERVICES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ John Hanner	President (Principal Executive Officer)
John Hanner

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK FHC SERVICES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	President (Principal Executive Officer) and Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member
Stephen P. Bramlage, Jr.

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK FHC SPORTS AND ENTERTAINMENT SERVICES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK FHC, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	President (Principal Executive Officer) and Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the Sole Member
Stephen P. Bramlage, Jr.

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK FOOD AND SUPPORT SERVICES GROUP, INC.

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	President (Principal Executive Officer) and Director
Stephen P. Bramlage, Jr.

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK FOOD SERVICE OF TEXAS, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK FOOD SERVICE, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK FSM, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Quenten Charles Wentworth	President (Principal Executive Officer)
Quenten Charles Wentworth

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK GLOBAL, INC.

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Brian P. Pressler	President and Assistant Treasurer (Principal Executive Officer and Principal Accounting Officer) and Director
Brian P. Pressler

/s/ Stephen P. Bramlage, Jr.	Director
Stephen P. Bramlage, Jr.

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK HEALTHCARE SUPPORT SERVICES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Quenten Charles Wentworth	President (Principal Executive Officer)
Quenten Charles Wentworth

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK HEALTHCARE SUPPORT SERVICES OF THE VIRGIN ISLANDS, INC.

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Quenten Charles Wentworth	President (Principal Executive Officer)
Quenten Charles Wentworth

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

/s/ Stephen P. Bramlage, Jr.	Director
Stephen P. Bramlage, Jr.

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK HEALTHCARE TECHNOLOGIES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Kristi McDermott	President (Principal Executive Officer)
Kristi McDermott

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK INDUSTRIAL SERVICES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Jeffrey Gilliam	President (Principal Executive Officer)
Jeffrey Gilliam

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK INTERNATIONAL FINANCE S.À R.L.

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Category A Manager

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ James J. Tarangelo	Category A Manager and Authorized U.S. Representative (Principal Executive Officer and Principal Financial Officer)
James J. Tarangelo

/s/ Robert Deitz	Category A Manager (Principal Accounting Officer)
Robert Deitz

/s/ Cornelia Mettlen	Category B Manager
Cornelia Mettlen

/s/ Cornelius Bechtel	Category B Manager
Cornelius Bechtel

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK JAPAN, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Brian P. Pressler	President and Assistant Treasurer (Principal Executive Officer and Principal Accounting Officer)
Brian P. Pressler

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
James J. Tarangelo

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK MANAGEMENT, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	President (Principal Executive Officer) and Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the Sole Member
Stephen P. Bramlage, Jr.

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK MANAGEMENT SERVICES LIMITED PARTNERSHIP By: ARAMARK SMMS LLC, its General Partner By: ARAMARK SERVICES, INC., its Sole Member

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ James J. Tarangelo	Treasurer of Aramark Services, Inc., the Sole Member of Aramark SMMS LLC, the General Partner
James J. Tarangelo

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK ORGANIZATIONAL SERVICES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Brian P. Pressler	President and Assistant Treasurer (Principal Executive Officer and Principal Accounting Officer)
Brian P. Pressler

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
James J. Tarangelo

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK PROCESSING, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Jeffrey Gilliam	President (Principal Executive Officer)
Jeffrey Gilliam

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK RAIL SERVICES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Jeffrey Gilliam	President (Principal Executive Officer)
Jeffrey Gilliam

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK RBI, INC.

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

/s/ Stephen P. Bramlage, Jr.	Director
Stephen P. Bramlage, Jr.

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK REFRESHMENT GROUP, INC.

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ James Frost	President (Principal Executive Officer)
James Frost

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

/s/ Stephen P. Bramlage, Jr.	Director
Stephen P. Bramlage, Jr.

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK REFRESHMENT SERVICES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ James Frost	President (Principal Executive Officer)
James Frost

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Refreshment Group, Inc., the Sole Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK REFRESHMENT SERVICES OF TAMPA, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ James Frost	President (Principal Executive Officer)
James Frost

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Refreshment Group, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK SCHOOLS, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	President (Principal Executive Officer) and Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member
Stephen P. Bramlage, Jr.

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK SCHOOLS FACILITIES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	President (Principal Executive Officer) and Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the Sole Member
Stephen P. Bramlage, Jr.

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK SCM, INC.

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Scott Barnhart	President (Principal Executive Officer)
Scott Barnhart

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

/s/ Stephen P. Bramlage, Jr.	Director
Stephen P. Bramlage, Jr.

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK SENIOR LIVING SERVICES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Quenten Charles Wentworth	President (Principal Executive Officer)
Quenten Charles Wentworth

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK SENIOR NOTES COMPANY, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the direct controlling Member
James J. Tarangelo

/s/ Stephen P. Bramlage, Jr.	Manager
Stephen P. Bramlage, Jr.

/s/ Brian P. Pressler	President and Assistant Treasurer (Principal Executive Officer and Principal Accounting Officer) and Manager
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK SERVICES, INC.

By:	/s/ Stephen P. Bramlage, Jr.
Name:	Stephen P. Bramlage, Jr.
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Eric J. Foss	President and Chief Executive Officer (Principal Executive Officer)
Eric J. Foss

/s/ Stephen P. Bramlage, Jr.	Executive Vice President and Chief Financial Officer (Principal Financial Officer) and Director
Stephen P. Bramlage, Jr.

/s/ Brian P. Pressler	Senior Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK SERVICES OF KANSAS, INC.

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Frank Kiely	President (Principal Executive Officer)
Frank Kiely

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

/s/ Stephen P. Bramlage, Jr.	Director
Stephen P. Bramlage, Jr.

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK SERVICES OF PUERTO RICO, INC.

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Frank Kiely	President (Principal Executive Officer)
Frank Kiely

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

/s/ Stephen P. Bramlage, Jr.	Director
Stephen P. Bramlage, Jr.

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK SM MANAGEMENT SERVICES, INC.

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	President (Principal Executive Officer) and Director
Stephen P. Bramlage, Jr.

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK SMMS LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Eric J. Foss	President (Principal Executive Officer)
Eric J. Foss

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK SMMS REAL ESTATE LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	President (Principal Executive Officer)
Stephen P. Bramlage, Jr.

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK SPORTS AND ENTERTAINMENT GROUP, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK SPORTS AND ENTERTAINMENT SERVICES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK SPORTS AND ENTERTAINMENT SERVICES OF TEXAS, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK SPORTS FACILITIES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	President (Principal Executive Officer) and Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member
Stephen P. Bramlage, Jr.

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK SPORTS, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	President (Principal Executive Officer) and Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member
Stephen P. Bramlage, Jr.

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK TECHNICAL SERVICES NORTH CAROLINA, INC.

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Pat Boggs	President (Principal Executive Officer)
Pat Boggs

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

/s/ Stephen P. Bramlage, Jr.	Director
Stephen P. Bramlage, Jr.

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK TRADEMARK SERVICES, INC.

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	President (Principal Executive Officer) and Director
Stephen P. Bramlage, Jr.

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK TOGWOTEE, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Bruce Fears	President (Principal Executive Officer)
Bruce Fears

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK U.S. OFFSHORE SERVICES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Jeffrey Gilliam	President (Principal Executive Officer)
Jeffrey Gilliam

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK UNIFORM & CAREER APPAREL GROUP, INC.

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

/s/ Stephen P. Bramlage, Jr.	Director
Stephen P. Bramlage, Jr.

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK UNIFORM & CAREER APPAREL, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Uniform & Career Apparel Group, Inc., the Sole Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK UNIFORM MANUFACTURING COMPANY

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

/s/ Stephen P. Bramlage, Jr.	Director
Stephen P. Bramlage, Jr.

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK UNIFORM SERVICES (MATCHPOINT) LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Uniform & Career Apparel Group, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK UNIFORM SERVICES (ROCHESTER) LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Uniform & Career Apparel Group, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK UNIFORM SERVICES (SYRACUSE) LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Uniform & Career Apparel Group, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK UNIFORM SERVICES (TEXAS) LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Uniform & Career Apparel Group, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK UNIFORM SERVICES (WEST ADAMS) LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Uniform & Career Apparel Group, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK VENUE SERVICES, INC.

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

/s/ Stephen P. Bramlage, Jr.	Director
Stephen P. Bramlage, Jr.

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK WTC, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Bruce Fears	President (Principal Executive Officer)
Bruce Fears

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

ARAMARK/HMS, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

BRAND COFFEE SERVICE, INC.

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ James Frost	President (Principal Executive Officer)
James Frost

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

/s/ Stephen P. Bramlage, Jr.	Director
Stephen P. Bramlage, Jr.

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

CANYONLANDS RAFTING HOSPITALITY, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Bruce Fears	President (Principal Executive Officer)
Bruce Fears

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

D.G. MAREN II, INC.

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Pat Boggs	President (Principal Executive Officer)
Pat Boggs

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

/s/ Stephen P. Bramlage, Jr.	Director
Stephen P. Bramlage, Jr.

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

DELSAC VIII, INC.

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

/s/ Stephen P. Bramlage, Jr.	Director
Stephen P. Bramlage, Jr.

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

FILTERFRESH COFFEE SERVICE, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ James Frost	President (Principal Executive Officer)
James Frost

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Refreshment Group, Inc., the Sole Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

FILTERFRESH FRANCHISE GROUP, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ James Frost	President (Principal Executive Officer)
James Frost

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Refreshment Group, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

FINE HOST HOLDINGS, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Stephen P. Bramlage, Jr.	President (Principal Executive Officer) and Executive Vice President and Chief Financial Officer of Aramark Services, Inc., the indirect controlling Member
Stephen P. Bramlage, Jr.

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

HARRISON CONFERENCE ASSOCIATES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Bruce Fears	President (Principal Executive Officer)
Bruce Fears

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

HARRISON CONFERENCE SERVICES OF NORTH CAROLINA, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Bruce Fears	President (Principal Executive Officer)
Bruce Fears

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

HARRY M. STEVENS, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

HARRY M. STEVENS INC. OF NEW JERSEY.

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

/s/ Stephen P. Bramlage, Jr.	Director
Stephen P. Bramlage, Jr.

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

HARRY M. STEVENS INC. OF PENN

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Carl Mittleman	President (Principal Executive Officer)
Carl Mittleman

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

/s/ Stephen P. Bramlage, Jr.	Director
Stephen P. Bramlage, Jr.

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

HPSI PURCHASING SERVICES LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Scott Barnhart	President (Principal Executive Officer)
Scott Barnhart

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

INSTITUTIONAL PROCESSING SERVICES LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Scott Barnhart	President (Principal Executive Officer)
Scott Barnhart

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

L&N UNIFORM SUPPLY, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Uniform & Career Apparel Group, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

LAKE TAHOE CRUISES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Bruce Fears	President (Principal Executive Officer)
Bruce Fears

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

LANDY TEXTILE RENTAL SERVICES, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Uniform & Career Apparel Group, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

LIFEWORKS RESTAURANT GROUP, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Frank Kiely	President (Principal Executive Officer)
Frank Kiely

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

MYASSISTANT, INC.

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Frank Kiely	President (Principal Executive Officer)
Frank Kiely

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

/s/ Stephen P. Bramlage, Jr.	Director
Stephen P. Bramlage, Jr.

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

NEW ARAMARK LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Brian P. Pressler	President and Assistant Treasurer (Principal Executive Officer and Principal Accounting Officer)
Brian P. Pressler

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the Sole Member
James J. Tarangelo

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

OLD TIME COFFEE CO.

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ James Frost	President (Principal Executive Officer)
James Frost

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

/s/ Stephen P. Bramlage, Jr.	Director
Stephen P. Bramlage, Jr.

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

OVERALL LAUNDRY SERVICES, INC.

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Brad Drummond	President (Principal Executive Officer)
Brad Drummond

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

/s/ Stephen P. Bramlage, Jr.	Director
Stephen P. Bramlage, Jr.

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

PARADISE HORNBLOWER, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Bruce Fears	President (Principal Executive Officer)
Bruce Fears

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

RESTAURA, INC.

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Frank Kiely	President (Principal Executive Officer)
Frank Kiely

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer)
James J. Tarangelo

/s/ Stephen P. Bramlage, Jr.	Director
Stephen P. Bramlage, Jr.

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer) and Director
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

TRAVEL SYSTEMS, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Bruce Fears	President (Principal Executive Officer)
Bruce Fears

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on August 11, 2017.

YOSEMITE HOSPITALITY, LLC

By:	/s/ James J. Tarangelo
Name:	James J. Tarangelo
Title:	Treasurer

POWER OF ATTORNEY
Each person whose signature appears below hereby constitutes and appoints Stephen R. Reynolds, Harold B. Dichter and Robert T. Rambo Jr. and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement and power of attorney have been signed by the following persons in the capacities indicated on August 11, 2017.

Signature	Capacity

/s/ Bruce Fears	President (Principal Executive Officer)
Bruce Fears

/s/ James J. Tarangelo	Treasurer (Principal Financial Officer) and Treasurer of Aramark Services, Inc., the indirect controlling Member
James J. Tarangelo

/s/ Brian P. Pressler	Vice President and Assistant Treasurer (Principal Accounting Officer)
Brian P. Pressler

EXHIBIT INDEX

Exhibit No.	Description
1.1**	Form of Underwriting Agreement for securities registered hereby.
4.1
Amended and Restated Certificate of Incorporation of Aramark (incorporated by reference to Exhibit 3.1 to Aramark’s Current Report on Form 8-K filed with the SEC on December 16, 2013, pursuant to the Exchange Act (file number 001-36223)).

4.2
Certificate of Ownership and Merger (incorporated by reference to Exhibit 3.1 to Aramark’s Current Report on Form 8-K filed with the SEC on May 15, 2014, pursuant to the Exchange Act (file number 001-36223)).

4.3
Amended and Restated By-laws of Aramark (incorporated by reference to Exhibit 3.3 to Aramark’s Quarterly Report on Form 10-Q filed with the SEC on August 8, 2017, pursuant to the Exchange Act (file number 001-36223)).

4.4**	Certificate of Designations of Preferred Stock.
4.5(a)**	Form of Indenture of Aramark with any trustee.
4.5(b)**	Form of Supplemental Indenture of Aramark with any trustee.
4.5(c)**	Form of Debt Security (included in the Form of Supplemental Indenture of Aramark filed as Exhibit 4.5(b)).
4.5(d)*	Form of Indenture of Aramark Services, Inc. with The Bank of New York Mellon, as trustee.
4.5(e)**	Form of Supplemental Indenture of Aramark Services, Inc. with The Bank of New York Mellon, as trustee.
4.5(f)**	Form of Debt Security (included in the Form of Supplemental Indenture of Aramark Services, Inc. filed as Exhibit 4.5(e)).
4.5(g)**	Form of Indenture of a subsidiary of Aramark with any trustee.
4.5(h)**	Form of Supplemental Indenture of a subsidiary of Aramark with any trustee.
4.5(i)**	Form of Debt Security (included in the Form of Supplemental Indenture of a subsidiary of Aramark filed as Exhibit 4.5(h)).
4.6**	Form of Stock Purchase Contract Agreement.
4.7**	Form of Stock Purchase Contract.
4.8**	Form of Warrant Agreement.
4.9**	Form of Warrant Certificate.
4.10**	Form of Unit Agreement.
4.11**	Form of Unit.
5.1*	Opinion of Simpson Thacher & Bartlett LLP.
5.2*	Opinion of Stephen R. Reynolds, Executive Vice President, General Counsel and Secretary of Aramark.
12.1*	Computation of Ratio of Earnings to Fixed Charges for the Nine Months Ended June 30, 2017.
12.2
Computation of Ratio of Earnings to Fixed Charges for the Fiscal Years Ended September 30, 2016, October 2, 2015, October 3, 2014, September 27, 2013 and September 28, 2012 (incorporated by reference to Exhibit 12.1 to Aramark’s Annual Report on Form 10-K filed with the SEC on November 23, 2016, pursuant to the Exchange Act (file number 001-36223)).

23.1*	Consent of Independent Registered Public Accounting Firm-KPMG LLP.
23.2*	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1).
23.3*	Consent of Stephen R. Reynolds, Executive Vice President, General Counsel and Secretary of Aramark (included in Exhibit 5.2).
24.1*	Power of Attorney (included on signature pages hereto).
25.1*	Statement of Eligibility under the Trust Indenture Act of 1939 on Form T-1 of the Trustee for the Debt Securities.

*	Filed herewith.

**	To be filed as an exhibit to a Current Report on Form 8-K or other document incorporated by reference herein or to a post-effective amendment hereto, if applicable.